UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14A-101)

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PROXY STATEMENT

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BIOSPECIFICS TECHNOLOGIES CORP.

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April 29, 2020

Dear Biospecifics Shareholders,

The year 2020 represents a critical inflection point in the Company’s future outlook, as we have set forth our twofold value creation strategy for maximizing our first-in-class collagenase-based CCH portfolio of commercial and clinical assets and begin to take well-considered steps towards identifying external strategic opportunities, in which we seek to leverage core expertise and synergies with our flagship assets. Some investors are likely to ask, how is this thinking so different than what BioSpecifics has done in the past? The short answer lies in the Company’s mindset, strengthened Board composition and executive team, and deliberate strategic stance.

In the past, BioSpecifics was extremely conservative – seeking to preserve rather than to challenge its elevation and grow. Growing would mean change, and change would invite risk. What has become clear is that without growth, the innovative spark of our extraordinary scientific founder and original CEO, Edwin H. Wegman, would eventually be diminished. The inflection point in which the Company sees itself today is signified in recent strong resolve to more clearly communicate the Company’s corporate strategy, substantially strengthen its leadership and board of directors, and raise its strategic trajectory and execution capabilities.

BioSpecifics is currently both a value and growth story yet to be written, and the myriad of possibilities is truly exciting. As a profitable company with a relatively strong balance sheet, we believe that BioSpecifics is poised for a new leg of sustainable, value-driving growth. We hold close the principles of prudent financial management and well-considered decisions driving our return on investment, as we look towards building a great future and improving many more patient lives.

Thank you for your ownership in BioSpecifics, and we look forward to seeing many of you on our virtual 2020 Annual Meeting.

Jennifer M. Chao

Chairman

BioSpecifics Technologies Corp.

2 Righter Parkway, Suite 200, Wilmington, DE 19803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date and Time Friday, June 12, 2020 at 11:00 a.m. Eastern Time

Meeting Location

Due to concerns relating to the coronavirus outbreak (COVID-19), and to support the health and well-being of our shareholders, BioSpecifics Technologies Corp. will have a virtual only annual meeting of stockholders in 2020, conducted exclusively via live audio cast at www.virtualshareholdermeeting.com/BSTC2020. There will not be a physical location for our 2020 Annual Meeting of Stockholders (our “2020 Annual Meeting”), and you will not be able to attend the meeting in person. See below for important information.

To the Stockholders of BioSpecifics Technologies Corp.:

On behalf of the Board of Directors (the “Board”) of BioSpecifics Technologies Corp. (the “Company,” “BioSpecifics,” “our,” or “we”), I invite you to participate in our 2020 Annual Meeting, which will be held virtually via live audio cast. We have adopted a virtual format for our 2020 Annual Meeting to provide a consistent experience to all stockholders, regardless of location, in light of the health and well-being of our directors, employees, and stockholders due to the significant public health impact of the coronavirus (COVID-19) outbreak.

BioSpecifics will hold the 2020 Annual Meeting on Friday, June 12, 2020 at 11:00 a.m. Eastern Time. Stockholders will be asked to vote upon the following proposals:

Agenda		Board’s Voting Recommendation
Proposal 1	To elect Ms. Jennifer Chao, Dr. Mark Wegman, and Ms. Toby Wegman to the third class of directors of the Board of Directors of the Company to serve for a three-year term as specified in the attached Proxy Statement	✓ FOR each director nominee
Proposal 2	To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020	✓ FOR
Proposal 3	To approve, on a non-binding, advisory basis, the compensation paid to our named executive officers in 2019, as reported in this Proxy Statement	✓ FOR
Proposal 4	To ratify the adoption by the Board of the Rights Agreement, dated April 10, 2020, by and between the Company and Worldwide Stock Transfer, LLC (the “Rights Agreement”)	✓ FOR
Proposal 5	To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock	✓ FOR

We also will consider and act upon such other business as may properly come before the 2020 Annual Meeting or any adjournment thereof.

Only the Company’s stockholders of record at the close of business on April 15, 2020 are entitled to this Notice of Internet Availability of Proxy Materials (this “Notice”) and to vote at the 2020 Annual Meeting and any adjournment thereof.

Stockholders of record on April 15, 2020 will be able to participate in the 2020 Annual Meeting online at www.virtualshareholdermeeting.com/BSTC2020. To participate in the 2020 Annual Meeting, you will need the 16-digit control number on this Notice. We encourage you to access the 2020 Annual Meeting before the start time of 11:00 a.m. Eastern Time on June 12, 2020. Please allow ample time for online check-in, which will begin at 10:45 a.m. Eastern Time on June 12, 2020.

The date on which the Proxy Statement is first being mailed or released to the Company’s Stockholders is May 6, 2020. The Proxy Statement, which more fully describes the matters to be considered at the 2020 Annual Meeting, is attached to this Notice. Copies of our 2019 Annual Report on Form 10-K (including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission (the “SEC”)) accompany this Notice, but are not deemed to be part of the Proxy Statement.

It is important that your shares be represented at the 2020 Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to participate in the 2020 Annual Meeting, to vote your shares promptly by completing, signing, and returning the accompanying proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you participate in the virtual meeting, you may withdraw your proxy and vote your shares electronically during the 2020 Annual Meeting.

By Order of the Board of Directors,

Joseph Truitt

Interim Chief Executive Officer

April 29, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 2020: BioSpecifics Technologies Corp.’s 2020 proxy statement for the 2020 Annual Meeting of Shareholders and 2019 Annual Report are available via the Internet at www.proxyvote.com.

Forward-Looking Statements

This Proxy Statement contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), including in our Chairman’s letter to our stockholders, which represent our expectations or beliefs concerning future events. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. These forward-looking statements rely on assumptions and involve risks and uncertainties, many of which are beyond our control, including, but not limited to factors detailed herein and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K and in other filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, we undertake no duty to update or revise any forward-looking statement.

Website Information

This document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

PROXY SUMMARY

This proxy summary highlights information about the Company and the 2020 Annual Meeting. This summary is provided for your convenience and does not include all the information that you should consider in deciding how to vote. We encourage you to read the entire Proxy Statement and our Annual Report on Form 10-K before voting. We are first making available the proxy materials for the 2020 Annual Meeting to stockholders of the Company on May 6, 2020.

2020 ANNUAL MEETING OF STOCKHOLDERS
• Time and Date:	June 12, 2020, at 11:00 a.m. Eastern Time
• Virtual Meeting Site:	www.virtualshareholdermeeting.com/BSTC2020
• Record Date:	April 15, 2020
• Voting:	Stockholders of the Company as of the record date, April 15, 2020, are entitled to vote on the proposals being acted upon at the meeting. Each share of the Company’s common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted upon at the 2020 Annual Meeting.

What We Do

The Company is a biopharmaceutical company involved in the development of an injectable collagenase clostridium histolyticum (“CCH”) for twelve clinical indications to date. Injectable CCH is marketed as XIAFLEX® in the U.S. for the treatment of Dupuytren’s contracture and Peyronie’s disease by BioSpecifics’ partner, Endo International plc (“Endo”).

The XIAFLEX®/CCH research and development pipeline includes several additional indications. Endo has opted-in to manage the development for cellulite, adhesive capsulitis (frozen shoulder), and plantar fibromatosis. In November 2019, Endo announced the U.S. Food and Drug Administration’s (the “FDA”) acceptance for review of the original biologics license application (“BLA”) for CCH for the treatment of cellulite in the buttocks. The BLA is supported by the results from RELEASE-1 and RELEASE-2 Phase 3 clinical trials, as well as a clinical program. According to Endo, the Prescription Drug User Fee Act target action date for this application has been set for July 6, 2020. Additionally, in early 2020, Endo announced that it initiated development programs of XIAFLEX® for the treatment of adhesive capsulitis and plantar fibromatosis.

BioSpecifics is managing the development of CCH for the treatment of uterine fibroids. On October 31, 2018, we announced positive topline data from our Phase 1 trial of CCH for the treatment of uterine fibroids. We are currently analyzing the full Phase 1 data to guide the design of potential future studies of CCH for the treatment of uterine fibroids.

Proposals Requiring Your Vote

Your vote is very important to us and our business. Please cast your vote immediately on all of the proposals to ensure that your shares are represented.

Proposals		Board Recommendation	For more information, see page
1	Proposal 1 — Election of Class III Directors	FOR	15
	The Board and the Nominating and Corporate Governance Committee believe that Ms. Jennifer Chao, Dr. Mark Wegman, and Ms. Toby Wegman possess the necessary qualifications and range of experience and expertise to provide effective oversight and advice to management.
2	Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm	FOR	39
	The Audit Committee approved the retention of EisnerAmper LLP as the Corporation’s independent auditor for fiscal year 2020. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent auditor.
3	Proposal 3 — Advisory Vote on 2019 Compensation of Named Executive Officers	FOR	41
	The Company’s executive compensation policies and programs are designed to create a direct linkage between stockholder interests and management, with incentives specifically tailored to the achievement of financial, operational and stock performance goals.
4	Proposal 4 — Ratification of Approval by the Board of the Rights Agreement	FOR	42
	The Board adopted the Rights Agreement to replace the Company’s then-existing rights plan, which was terminated on that date. The Rights Agreement is designed to assist the Board in protecting the Company’s stockholders from takeover tactics that the Board believes may be abusive.
5	Proposal 5 — Approval of an Amendment to the Company’s Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of Common Stock	FOR	51
	The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock to maintain our financing and capital raising flexibility in connection with our working capital needs and for general corporate purposes.

Board of Directors

The following table provides summary information about each director currently serving on our Board. Our Board is divided into three classes, and is currently comprised of three directors in Class I, two directors in Class II, and three directors in Class III. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

Name	Age	Director Since	Occupation	Independent	Current Committee Memberships

Class I — Term Expires 2021
Dr. Paul Gitman	79	1990	Associate Professor of Medicine at The Hofstra North Shore LIJ School of Medicine	Yes	• AC† • CC • NCG

Joseph E. Truitt	55	2020	Former President and Chief Executive Officer of Achillion Pharmaceuticals, Inc.	—	—

Corey Fishman	55	2020	Founder and Chief Executive Officer of Iterum Therapeutics Limited	Yes	• AC

Class II — Term Expires 2022
Michael Schamroth	80	2004	Partner of M. Schamroth & Sons, an international diamond house	Yes	• AC • CC • NCG†

Michael Sherman	54	2020	President and Chief Executive Officer of Chimerix, Inc.	Yes	• AC

Class III — Term Expires 2020
Jennifer Chao	50	2015	Founder and Advisory Analyst of CoreStrategies Management, LLC	Yes	• AC • CC† • NCG
Dr. Mark Wegman	70	2007	Chief Scientist Computing of IBM’s Research Laborites	—	—

Toby Wegman	85	2007	Former owner of women’s apparel business	—	—

AC	Audit Committee
CC	Compensation Committee
NCG	Nominating and Corporate Governance Committee
†	Committee Chair

Snapshot of Certain Board Characteristics

Summary of Director Skills

Our directors bring to our Board a wide variety of skills, qualifications, and viewpoints that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. The table below is a summary of the range of skills and experiences that each director brings to the Board, each of which we find to be relevant to our business. Because it is a summary, it does not include all of the skills, experiences, and qualifications that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it. All of our directors exhibit high integrity, an appreciation for diversity of background and thought, innovative thinking, a proven record of success, and deep knowledge of corporate governance requirements and best practices.

Corporate Governance Highlights

Sound corporate governance and independent oversight of a company’s strategic execution are essential ingredients of a well-run company. The Company’s Board remains committed to strong corporate governance and the protection of long-term stockholder value.

Please see “Corporate Governance” beginning on page 16 for a description of our corporate governance practices. These include, but are not limited to:

•	63% of the Board is composed of independent directors

•	100% independent committee members

•	Robust Board evaluation process

•	Stockholder engagement program

•	Annual Say-on-Pay Vote

•	Board risk oversight

•	Independent directors meet without management present

•	Code of Conduct for directors, officers, and employees

•	Periodic review of committee charters and governance policies

2019 Financial and Operational Highlights

For the year ended December 31, 2019, the Company reported:

•

a net income of $24.5 million, or $3.35 per basic share and $3.33 per share on a fully diluted basis, compared to a net income of $20.1 million, or $2.77 per basic share and $2.73 per share on a fully diluted basis for the same period in 2018;

•	total revenue of $38.2 million, compared to $33.0 million in 2018; and

•	royalty revenues from the XIAFLEX® commercial franchise grew by 16% year-over-year.

Changes in Leadership; Headquarters Relocation

2019 was a year of significant change for the Company, particularly with respect to Company leadership. Mr. Thomas Wegman served as our President from October 2005 until his passing on March 13, 2019. Upon Mr. Wegman’s passing, the Board appointed Dr. Ronald Law as interim principal executive officer and Mr. Patrick Caldwell as interim principal financial officer, while the Company conducted an executive officer search to fill the roles permanently. As a result of the executive officer search, on October 10, 2019, the Company announced that the Board appointed Mr. J. Kevin Buchi as Chief Executive Officer of the Company, effective as of October 8, 2019. Accordingly, Dr. Law resigned as the Company’s interim principal executive officer to resume his position as the Company’s Senior Vice President of Business Development. Mr. Buchi served as the Company’s Chief Executive Officer until April 6, 2020. On April 6, 2020, the Board appointed Mr. Joseph Truitt to serve as the Company’s Chief Executive Officer on an interim basis, while the Company continues to conduct a formal executive officer search. Mr. Caldwell served as the Company’s principal financial officer until the Board approved the appointment of Mr. Patrick C. Hutchison as Chief Financial Officer of the Company, effective as of January 6, 2020.

Since becoming a public company, the Company’s headquarters and principal executive office had been located at 35 Wilbur Street, Lynbrook, New York 11563. Effective as of April 7, 2020, the Company moved its headquarters and principal executive office to Wilmington, Delaware.

In late 2019, the Board engaged Korn Ferry to conduct a formal independent director search. After conducting a thorough search process and considering numerous candidates, in April 2020, the Board voted to approve the appointments of Joseph Truitt, Michael Sherman, and Corey Fishman to the Board. Each of Messrs. Truitt, Sherman, and Fishman have extensive industry and leadership experience. Messrs. Sherman and Fishman are independent; as Mr. Truitt is currently acting as the Company’s Chief Executive Officer on an interim basis, he is not deemed independent while serving in such capacity. To learn more about the new directors’ qualifications, see page 11.

Executive Compensation Highlights

The Company’s stockholders approved the 2019 Omnibus Incentive Compensation Plan (the “2019 Plan”) at the 2019 Annual Meeting of Stockholders. The adoption of the 2019 Plan marked a significant milestone in the redesign of the Company’s compensation practices. Specifically, the 2019 Plan signifies the Company’s transition to a pay-for-performance compensation philosophy designed to align executive incentives with those of stockholders. As 2019 was a transformative year for the Company, the 2019 Plan and the redesign of the Company’s compensation practices were vital in attracting and retaining our new management team. We also retained a compensation consultant, Pearl Meyer & Partners LLC (“Pearl Meyer”), in 2019 to help the Company ensure that its compensation model aligns with market practice.

In June 2019, with the assistance of Pearl Meyer, the Compensation Committee approved changes to the Company’s director compensation program, as discussed in greater detail under “Director Compensation.”

Pay For Performance	Objectives
• Paying for performance is our guiding executive compensation principle • Target actual total compensation delivered at the 50th percentile of the market

•  Create a competitive total reward package based on the attainment of short- and long-term goals

•  Retain and attract qualified executive officers who will lead us to long-term success and enhance stockholder value

Executive Compensation Governance Practices

During 2019, the Compensation Committee revamped the Company’s executive compensation program, and continues to regularly monitor and implement best practices in executive compensation and governance, including the following:

What We Do

✓	Performance-based equity incentives

✓	Significant portion of executive compensation at risk based on Company performance

✓	Clawback provision in 2019 Plan

✓	Caps on performance-based equity incentive compensation

✓	100% independent directors on the Compensation Committee

✓	Independent compensation consultant engaged by the Compensation Committee

✓	Annual review and approval of our compensation strategy

✓	Limited perquisites

What We Don’t Do

X	No “single trigger” change of control benefits

X	No post-termination retirement- or pension-type non-cash benefits or perquisites for our executive officers that are not available to our employees generally

X	No tax gross-ups for change in control benefits

X	No excessive risk-taking with compensation incentives

X	No liberal share recycling

X	No current dividends paid on unvested awards

Stockholder Engagement Highlights

We welcome the insights and feedback our stockholders bring to our management team and take our stockholders’ points of view into account when developing our governance practices. The Board firmly believes the mutual trust that we build with our stockholders is one of the key components of good governance and is a key element of driving board responsibility and a strong governance culture. In 2019, Ms. Chao, our Chair, spoke with and sought input from numerous stockholders. As a result of this engagement, the Board recognized that the Company needed to address certain governance issues following last year’s annual meeting. Specifically, the Company responded to stockholder feedback by:

•	Updating its then-existing rights plan to add several additional protective features and submitting the Rights Agreement for stockholder ratification at the 2020 Annual Meeting;

•	Expanding the Board by electing two new highly-qualified independent directors; and

•	Restructuring the Board leadership to include an independent chair position and appointing Ms. Chao to serve in such capacity.

Additionally, last year the Company did not include a say-on-pay proposal because its only named executive officer for 2018, Mr. Thomas Wegman, had passed away in March 2019. The 2020 Annual Meeting agenda includes a say-on-pay proposal, which enables stockholders to approve, on an advisory basis, the compensation paid to our 2019 named executive officers. Our Board will consider the outcome of this vote in making future compensation decisions. Accordingly, this provides stockholders an additional mechanism to communicate with and provide feedback to the Board.

2 Righter Parkway Delaware Corporate Center II Wilmington, Delaware 19803

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement and the accompanying proxy card (the “Proxy Card”) are being furnished with respect to the solicitation of proxies by the Board of the Company, for the 2020 Annual Meeting. The 2020 Annual Meeting will be held virtually on 11:00 a.m., Eastern Time, on Friday, June 12, 2020, and at any adjournment thereof, at www.virtualshareholdermeeting.com/BSTC2020.

The date on which the Proxy Statement and Proxy Card first is being released or mailed to the stockholders is May 6, 2020.

Matters to be Voted Upon

The purposes of the 2020 Annual Meeting are to seek stockholder approval of the following proposals:

(i)	to elect each of Dr. Mark Wegman, Ms. Toby Wegman, and Ms. Jennifer Chao to the third class of directors to the Board for a three-year term;

(ii)	to ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020;

(iii)	to approve, on an advisory basis, the compensation paid to our named executives in 2019, as reported in this Proxy Statement;

(iv)	to ratify the adoption by the Board of the Rights Agreement, dated April 10, 2020, by and between the Company and Worldwide Stock Transfer, LLC (the “Rights Agreement”); and

(v)	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to increase the authorized number of shares of common stock (the “Charter Amendment”).

We also will consider and act upon any other matters that properly come before the 2019 Annual Meeting or any adjournment or postponement thereof.

How to Attend the Virtual Annual Meeting

The safety of our stockholders is important to us, and given the current guidance by public health officials surrounding COVID-19 and group gatherings, the 2020 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio cast. You are entitled to participate in the 2020 Annual Meeting only if you were a stockholder as of the close of business on April 15, 2020 or if you hold a valid proxy for the 2020 Annual Meeting.

To be admitted to the 2020 Annual Meeting at www.virtualshareholdermeeting.com/BSTC2020, you must enter the control number on your proxy card or voting instruction form you previously received. You also may vote online and examine our stockholder list during the 2020 Annual Meeting by following the instructions provided on the meeting website during the 2020 Annual Meeting.

You will be able to participate in the 2020 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSTC2020. You also will be able to vote your shares and submit questions electronically at the 2020 Annual Meeting during the webcast. During the live Q&A session of the meeting, members of our executive leadership team and our Chairman of the Board will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chairman may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. However, we reserve the right to edit or reject questions we deem inappropriate.

To participate in the 2020 Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The meeting will begin promptly at 11:00 a.m. Eastern Time on June 12, 2020. Online access will begin at 10:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time.

We will have technicians ready to assist you with any technical difficulties you may have. You will have the ability to test the systems before the 2020 Annual Meeting starts, and a technical support phone number will be provided when the meeting opens.

Who May Vote

Stockholders of record of our common stock (the “Common Stock”) as of the close of business on April 15, 2020 (the “Record Date”) are entitled to notice of, and to vote at the 2020 Annual Meeting and any adjournment thereof. As of the Record Date, we had issued and outstanding 7,333,533 shares of Common Stock. We have no other securities entitled to vote at the 2020 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter. There is no cumulative voting.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions that your bank or brokerage firm provides to you. Many banks and brokerage firms solicit voting instructions over the internet or by telephone. Even if your shares are held in street name, you are welcome to participate in the 2020 Annual Meeting; however, you may not vote your shares via participation in the 2020 Annual Meeting. If you hold your shares in street name and wish to vote by participating in the 2020 Annual Meeting, please contact your bank or brokerage firm before the 2020 Annual Meeting to obtain the necessary proxy from the holder of record.

If the beneficial owner does not provide voting instructions, banks and brokerage firms cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the bank or brokerage firm holding the shares as to how to vote on matters deemed “non-routine.” We believe Proposal Two (the ratification of the selection of our independent registered public accounting firm) and Proposal Five (the approval of Charter Amendment) are “routine” matters and, as a result, we do not expect there to be any broker non-votes. Proposal One (the election of directors), Proposal Three (the approval of, by non-binding vote, the compensation of the Company’s named executive officers for 2019), and Proposal Four (ratification of the adoption of the Rights Agreement) are “non-routine” matters, and banks and brokerage firms cannot vote your shares on such proposals if you have not given voting instructions.

The presence at the 2020 Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, represented by virtual attendance or by proxy, is required for a quorum. As long as one of the matters is deemed to be a “routine” matter, proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement.

Method of Voting

If you were a record holder of shares of Common Stock on April 15, 2020, you may vote as follows:

•	By Mail. Complete and mail your Proxy Card in the postage-prepaid envelope you receive, and return the Proxy Card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Complete instructions are included on the Proxy Card. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed Proxy Card, but do not specify how you want your shares voted, they will be voted “FOR” the nominees for the third class of directors, “FOR” ratification of the independent registered public accounting firm, “FOR” approval, on an advisory basis, the compensation paid to our named executive officers in 2019, as reported in this Proxy Statement, “FOR” ratification of the adoption by the Board of the Rights Agreement, and “FOR” approval of the Charter Amendment and will be voted according to the discretion of the proxy holder named in the Proxy Card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•

Electronically at the Virtual Meeting. You also will be able to vote your shares electronically by participating in the 2020 Annual Meeting. To participate in the 2020 Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

•	By Internet. You can vote by Internet by accessing www.proxyvote.com.

•	By Telephone. You can call 1-800-690-6903 to vote by phone using any touch-tone telephone to transmit your voting instructions.

If your shares of Common Stock are held in “street name” through a bank, broker, or other institution, then that bank, broker, or other institution is considered the holder of record of your shares, and you should refer to information forwarded to you by such holder of record for your voting options. You may vote as follows:

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

Board’s Voting Recommendations

The Board recommends a vote:

•	Proposal 1: “FOR” the election of Dr. Mark Wegman, Ms. Toby Wegman, and Ms. Jennifer Chao to the third class of directors to the Board for a three-year term.

•	Proposal 2: “FOR” ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

•	Proposal 3: “FOR” approval, on an advisory basis, the compensation paid to our named executive officers in 2019, as reported in this Proxy Statement.

•	Proposal 4: “FOR” ratification of the adoption by the Board of the Rights Agreement.

•	Proposal 5: “FOR” approval of the Charter Amendment.

Required Votes

Shares of Common Stock represented by any proxy duly given will be voted at the 2020 Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted “FOR” the election of Dr. Mark Wegman, Ms. Toby Wegman, and Ms. Jennifer Chao to the third class of directors, “FOR” ratification of the independent registered public accounting firm, “FOR” approval, on an advisory basis, the compensation paid to our named executive officers in 2019, as reported in this Proxy Statement, “FOR” ratification of the adoption by the Board of the Rights Agreement, and “FOR” approval of the Charter Amendment. In addition, if any other matters come before the 2020 Annual Meeting, the persons named in the accompanying Proxy Card will vote in accordance with their best judgment with respect to such matters. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters.

Proposal No. 1 — Election of Directors (Proposal No. 1)

Directors are elected by a plurality of the votes cast at the 2020 Annual Meeting. This means that the individual receiving the highest number of shares voted “FOR” their election will be elected as a director. Withhold and broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

Proposal No. 2 — Ratification of the Selection of EisnerAmper LLP

The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote thereon, is required to ratify the appointment of our independent registered public accounting firm. This means that of the shares represented at the 2020 Annual Meeting and entitled to vote, a majority of such shares must be voted “for” Proposal No. 2 for it to be approved. An abstention is treated as present and entitled to vote and therefore has the effect of a vote “against” ratification of the independent registered public accounting firm. Because Proposal No. 2 is deemed a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.

Proposal No. 3 — Approval of 2019 Named Executive Officer Compensation

The non-binding advisory vote to approve the 2019 named executive officer compensation, as reported in this Proxy Statement, will be determined by the affirmative vote of a majority of shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions have the effect of a vote against Proposal No. 3; broker non-votes will have no effect on Proposal No. 3.

Proposal No. 4 — Ratification of the Adoption by the Board of the Rights Agreement

The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote thereon, is required to ratify the adoption by the Board of the Rights Agreement. Abstentions have the effect of a vote against Proposal No. 4; broker non-votes will have no effect on Proposal No. 4.

Proposal No. 5 — Approval of the Charter Amendment

The affirmative vote of a majority of outstanding shares is required to approve the Charter Amendment. Abstentions have the same effect as a vote against Proposal No. 5. Because Proposal No. 5 is deemed a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.

If there are insufficient votes to approve these proposals, your proxy may be voted by the persons named in the Proxy Card to adjourn the 2020 Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the 2020 Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the 2020 Annual Meeting unless you withdraw or revoke your proxy.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Company’s Chief Executive Officer at the address of our principal office set forth above, or by participating in the virtual meeting and electronically voting at the 2020 Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the 2020 Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the 2020 Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the 2020 Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

You are requested, regardless of the number of shares you own or your intention to participate in the 2020 Annual Meeting, to sign and return the Proxy Card in the enclosed envelope. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail or by phone through agents of the Company. Additionally, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally, by telephone, facsimile, or mail. The Company plans to utilize MacKenzie Partners, Inc. to solicit proxies and the estimated cost for such solicitation services is anticipated to be approximately $10,000. The Company will also reimburse banks, brokers, or other institutions for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2019 Annual Report on Form 10-K (including the financial statements and schedules thereto) as filed with the SEC (the “2019 Annual Report”) and the Proxy Statement will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder residing at such address. A separate Proxy Card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2019 Annual Report, the Proxy Statement, or any future annual reports or proxy statements, please contact Joseph Truitt, Interim Chief Executive Officer, BioSpecifics Technologies Corp., 2 Righter Parkway, Delaware Corporate Center II, Wilmington, Delaware 19803, telephone number (302) 842-8450, and we will promptly mail you copies. The Proxy Statement and the 2019 Annual Report are also available at www.proxyvote.com. If you are receiving multiple copies of the Proxy Statement and 2019 Annual Report at your household and wish to receive only one, please contact Joseph Truitt at the mailing address or phone number listed above.

Directors and Executive Officers

Set forth below are the names of our current directors and officers, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Class III Director Nominees

JENNIFER CHAO

Ms. Chao, age 50, joined as a member of our Board in April 2015 and was appointed Chairman of the Board on October 21, 2019. A biotech industry expert, Ms. Chao is the founder of CoreStrategies Management, LLC (“CoreStrategies”), a strategic consulting firm providing transformational corporate and financial strategies to biotech/life science companies for maximizing core valuation. Previously, from 2004-2008, Ms. Chao was a Managing Director and Senior Lead Biotechnology Securities Analyst at Deutsche Bank, covering large- and small- to mid-cap biotechnology companies. Her widely published research has served as a bellwether for investment portfolio managers and the financial and health care industry. Prior to this, Ms. Chao was a Managing

Director and Senior Lead Biotechnology Analyst at RBC Capital Markets and a Senior Analyst in Biotechnology at Leerink Swann & Co. Her industry forte includes game-changing life science technologies, rare genetic diseases, vaccines, neurology, pulmonology, cardiology, oncology, immunology, and HIV/HCV with a focus on new treatment paradigms, shifting treatment algorithms, new drug modalities, and healthcare legislation. Ms. Chao has held the following licenses, Series 7, 63, 86, and 87. Ms. Chao was a research fellow at Massachusetts General Hospital/Harvard Medical School as a recipient of the BioMedical Research Career Award and received her B.A. in Politics and Greek Classics from New York University.

The Company believes that Ms. Chao is qualified to serve as a member of our Board as an expert in the banking, securities, and biotechnology industries.

DR. MARK WEGMAN

Dr. Wegman, 70, has served as a director of the Company since June 2007. Dr. Wegman is currently the Chief Scientist Computing as a Service with worldwide responsibilities in IBM’s Research laboratories, where he joined in 1975. Dr. Wegman is recognized for his significant contributions to computer algorithms and compiler optimization that have deeply influenced many areas of computer science and practice. He is an IBM Fellow, a Fellow of the ACM and the IEEE, and the 2006 recipient of the IBM Programming Languages Achievement Award. He is also a member of the National Academy of Engineering. Dr. Wegman is the author of over 30 publications in the field of Computer Science. Dr. Wegman received his doctorate in Computer Science from the University of California at Berkeley and has been named a Distinguished Alumnus. Dr. Wegman is the son of our former CEO and Chairman, Edwin H. Wegman and the brother of our former President, Thomas Wegman. Dr. Wegman is the stepson of Toby Wegman, a current director of the Company.

The Company believes that Dr. Wegman is qualified to serve as a member of our Board because of his business and professional experience in leadership roles.

TOBY WEGMAN

Ms. Wegman, 85, has served as a director of the Company since June 2007. Ms. Wegman has had a range of business-related work experiences. For five years, she owned and operated a women’s apparel business and prior to that managed a women’s retail clothing operation. She had also been actively involved in the management of Edwin H. Wegman’s business interests and finances for many years. Ms. Wegman is the stepmother of Dr. Mark Wegman, a director of the Company, and the stepmother of our former President, Thomas Wegman. Ms. Wegman is a member of the Lion of Judah, and a lifetime member of both the National Council of Jewish Women and HADASSAH. Ms. Wegman is the widow of our former CEO and Chairman, Edwin H. Wegman.

The Company believes that Ms. Wegman is qualified to serve as a member of our Board because of her prior entrepreneurial experience.

Class I Director — Term Expiring 2021

DR. PAUL GITMAN

Dr. Gitman, 79, has served as a director of the Company since 1990. He is board certified by the American Board of Internal Medicine, the American Board of Medical Quality and the American Board of Quality Assurance and Utilization Review. Dr. Gitman is a Master in the American College of Physicians. Following 25 years in private medical practice in internal medicine, he joined the fulltime faculty of Long Island Jewish Medical Center where he eventually became Medical Director. Dr. Gitman then transitioned to a health system role, serving as the Vice President of Medical Affairs for the North Shore Long Island Jewish Health System (Northwell Health) until 2009 when he retired. Since that time, Dr. Gitman has been a private consultant in Quality Improvement. Dr. Gitman is currently an Associate Professor of Medicine at The Hofstra North Shore LIJ School of Medicine. Previously, he served as Chairman of the Medical Society of the State of New York’s Committee for Physician’s

Health. He served on the New York State Board of Medicine for 10 years and on various New York State Committees and Task Forces. He is the past President of The American College of Medical Quality, the New York Chapter of the American College of Physicians and the Medical Society of the County of Queens. Dr. Gitman received his medical degree from Boston University School of Medicine. Dr. Gitman was a Major in the United States Air Force.

The Company believes that Dr. Gitman is qualified to serve as a member of our Board due to his extensive medical background and professional experience.

JOSEPH E. TRUITT

Mr. Truitt, 55, joined the Board in April 2020 and was appointed as the Company’s Interim Chief Executive Officer on April 7, 2020. From 2018 to January 2020, Mr. Truitt was the President and Chief Executive Officer of Achillion Pharmaceuticals, Inc. (Nasdaq: ACHN) (“Achillion”), a clinical-stage biopharmaceutical company that discovers, develops, and commercializes small molecule drug therapies for immune system disorders. Before serving as the President and Chief Executive Officer, Mr. Truitt served in a number of various positions at Achillion, including Executive Vice President, Chief Operations Officer (2017 to 2018) and Executive Vice President, Chief Commercial Officer (2009 to 2017). Prior to his time at Achillion, from 2006 to 2008, Mr. Truitt was the Vice President, Business Development and Product Strategy of Lev Pharmaceuticals, Inc. and, from 2000 to 2006, he served as Vice President, Sales and Operations of Johnson & Johnson – OraPharma, Inc. Prior to this, he spent nine years at TAP Pharmaceuticals Inc. in a variety of sales and marketing roles before serving for two years as a consultant at IMS Health. Mr. Truitt received his B.S. in Marketing from LaSalle University and his M.B.A from St. Joseph’s University. Mr. Truitt was a Captain in the United States Marine Corps.

The Company believes that Mr. Truitt is qualified to serve as a member of our Board due to his extensive industry and leadership experience.

COREY FISHMAN

Mr. Fishman, 55, joined the Board in April 2020. Mr. Fishman is the founder and Chief Executive Officer of Iterum Therapeutics plc (Nasdaq: ITRM) (“Iterum”), a start-up, venture capital-backed, clinical-stage pharmaceutical company. Prior to founding Iterum in 2015, Mr. Fishman was the Chief Operating Officer and Chief Financial Officer of Durata Therapeutics, Inc. from 2010 to 2015. In 2008, Mr. Fishman founded Ganic Pharmaceuticals and served as its Executive Vice President and Chief Financial Officer until 2010. Prior to this, Mr. Fishman spent 6 years at MedPointe/Meda Pharmaceuticals and 8 years at Pharmacia Corporation in a variety of finance and operations roles. Mr. Fishman has served on the Board of Directors of Momenta Pharmaceuticals, Inc. (Nasdaq: MNTA) (“Momenta”) since 2016; he is Chair of Momenta’s Audit Committee and a member of its Nominating and Governance Committee. He is also a member of Iterum’s Board of Directors. Mr. Fishman received his B.A. from the University of Illinois and his Master in Management and Finance from Purdue University.

The Company believes that Mr. Fishman is qualified to serve as a member of our Board due to his extensive industry and board and leadership experience.

Class II Director — Term Expiring 2022

MICHAEL SCHAMROTH

Mr. Schamroth, 80, has served as a director of the Company since 2004. He has been a partner of M. Schamroth & Sons in New York City for over 60 years. As a principal in this fourth-generation international diamond house, Mr. Schamroth has extensive experience in dealing with all aspects of the trade, from manufacturing to sales. He has been a member of the Diamond Manufacturers and Importers Association since 1964, and has served on the Nominating and Building Committees of the Diamond Dealers Club. In addition, Mr. Schamroth has served as a member of the board of South Nassau Communities Hospital since 1976 and the board of the Winthrop-South Nassau University Health System since 1993. He is a past chairman of the board in both hospital systems. Additionally, he has served on the board of Sound Bank of North Carolina since 2002. In serving the community, Mr. Schamroth founded SIBSPlace, now in its 20th year, to meet the needs of the well child in a family struggling with a devastating illness. Also, he has been Deputy Mayor and Police Commissioner of Hewlett Bay Park and a First Responder AMT for the Bellmore/Merrick Ambulance Corps. Committed to education, he has been a member of the Miami University Business Advisory Board since 1984 and served as its Chairman from 1987-1988. In the New York area, he revived the New York-Miami Alumni Club in 1965 and served as its President for 11 years. Mr. Schamroth received his B.S. in Business from Miami University, Oxford, Ohio.

The Company believes that Mr. Schamroth is qualified to serve as a member of our Board because of his significant entrepreneurial background and board expertise. .

MICHAEL A. SHERMAN

Mr. Sherman, 54, joined the Board in April 2020. Since 2019, Mr. Sherman has served as the President and Chief Executive Officer of Chimerix, Inc. (Nasdaq: CMRX) (“Chimerix”), a development-stage biopharmaceutical company. Before his time at Chimerix, Mr. Sherman spent 12 years at Endocyte, Inc. (acquired by Novartis AG) in a variety of positions, including President and Chief Executive Officer (2016-2019), Chief Operating Officer (2014-2016), and Chief Financial Officer (2007-2014). Prior to this, from 1994 to 2006, he served in a number of leadership positions at Guidant Corporation. From 1988 to 1994, Mr. Sherman performed corporate finance roles for Eli Lilly and Company. Since 2019, Mr. Sherman has served on the Board of Directors of Chimerix. Mr. Sherman has also served on the Boards of Directors of Endocyte, Inc. and Mead Johnson Nutrition. Mr. Sherman currently serves as Chairman of the Board at the Children’s Museum of Indianapolis. Mr. Sherman earned his B.A. in Economics from DePauw University and his M.B.A. from The Amos Tuck School at Dartmouth College.

The Company believes that Mr. Sherman is qualified to serve as a member of our Board due to his extensive industry and board and leadership experience.

Information About Executive Officers

Information regarding our Interim Chief Executive Officer, Joseph Truitt, is provided above with the biographical information of our directors.

PATRICK HUTCHISON

Mr. Hutchison, 62, was appointed the Chief Financial Officer on January 6, 2020. Previously, he served as the Chief Financial Officer of SwanBio Therapeutics (“SwanBio”), a private gene therapy biotech company, on a part-time basis from April 2019 through December 2019. Before SwanBio, from April 2017 to August 2018, Mr. Hutchison served as the Chief Financial Officer of Innocoll, Inc., a private biotech company. Prior to that, Mr. Hutchison served as the Chief Financial Officer of TetraLogic, a public biotech company, from April 2016 to December 2016 and as TetraLogic’s Vice President – Finance from January 2014 to April 2016. From 2012 to 2013, Mr. Hutchison was Teleflex, Inc.’s Vice President – Corporate Controller and Chief Accounting Officer. Before his time at Teleflex, Inc., from 2001 to 2012, Mr. Hutchison was Vice President – Group Controller of Cephalon, Inc., an international biopharmaceutical company. Mr. Hutchison received his B.S. degree in Accounting from the Wharton School of the University of Pennsylvania (“UPenn”); he also earned a B.A. degree in Psychology from UPenn.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by, among other matters, participating in Board and Committee meetings and by reviewing analyses and reports.

The Board is divided into three classes with one class of directors elected in each year. The term of office of the third class of directors, currently consisting of Ms. Jennifer Chao, Dr. Mark Wegman, and Ms. Toby Wegman, is scheduled to expire on the date of the 2020 Annual Meeting; the term of the office of the first class of directors, currently consisting of Dr. Paul Gitman, Mr. Joseph Truitt, and Mr. Corey Fishman is scheduled to expire at the 2021 Annual Meeting; and the term of the second class of directors, currently consisting of Mr. Michael Schamroth and Mr. Michael Sherman is scheduled to expire at the 2022 Annual Meeting. All directors will hold office for a term of three years, or until their earlier death, resignation, removal, or disqualification and until their respective successors are duly elected and qualified.

The individuals who have been nominated for election to the Board at the 2020 Annual Meeting are set forth below. If, as a result of circumstances not now known or foreseen, the nominees are unavailable to serve as a nominee for the office of director at the time of the 2020 Annual Meeting, the holders of the proxies solicited by the Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present members of the Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that the nominees are unwilling or unable to serve if elected as a director. The nominees for election as directors are uncontested.

The Board recommends a vote “FOR” the election of the nominees listed below.

The name, position with the Company and age as of the Record Date of the individual who is our nominee for election as a director is:

Name	Age	Position	Director Since
Ms. Jennifer Chao	50	Director	2015
Dr. Mark Wegman	70	Director	2007
Ms. Toby Wegman	85	Director	2007

For information as to the shares of the Common Stock held by our nominees, see “Security Ownership of Certain Beneficial Owners and Management,” below and for a biographical summary of our director nominees, see “Directors and Executive Officers” above.

There are no arrangements or understandings between the nominee, directors, or executive officers and any other person pursuant to which our nominee, directors, or executive officers have been selected for their respective positions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR DIRECTORS FOR THE CLASS III OF DIRECTORS.

(PROPOSAL NO. 1 ON YOUR PROXY CARD)

CORPORATE GOVERNANCE

AND THE

BOARD OF DIRECTORS

Corporate Governance Guidelines

The Board and management are dedicated to effective corporate governance. The Board has adopted Corporate Governance Guidelines, which were most recently updated on October 21, 2019, that provide a framework for the Company’s governance. The Board has also adopted a Code of Business Conduct and Ethics that applies to members of our Board and our officers, contractors, consultants, and advisors. The Company’s corporate website (www.biospecifics.com) includes a Corporate Governance page containing, among other information, the Company’s Corporate Governance Guidelines, the Amended and Restated Code of Business Conduct and Ethics, and the charters of each of the Committees of the Board. Copies of these materials are available, in print at no charge, upon request to our Chief Executive Officer at BioSpecifics Technologies Corp., 2 Righter Parkway, Delaware Corporate Center II, Wilmington, Delaware 19803. We intend to post on our website any amendment to, or waiver under, a provision of the Amended and Restated Code of Business Conduct and Ethics that applies to certain of our executive officers within four business days following the date of such amendment or waiver.

Board Leadership Structure

On October 21, 2019, the Board elected independent director Ms. Jennifer Chao to serve as the Chairman of the Board. The Board does not have a formal policy as to whether the same person may serve as both the principal executive officer of the Company and Chairman and, in the event such person does serve in such a dual capacity, whether a lead independent director should be designated by the Board for Board leadership purposes. At the present time, the Board does not believe that such a policy is necessary because it believes that the current Board membership, together with the Company’s management, possess the requisite leadership and industry skills, expertise and experiences to effectively oversee the business and affairs of the Company. Moreover, the Board prefers to retain the flexibility to select the appropriate leadership structure for the Company based upon the existence of various conditions, including, but not limited to, business, financial, or other market conditions affecting the Company at any given time. Notwithstanding the foregoing, the independent directors of the Board regularly participate in executive sessions outside of the presence of any management directors or other members of the Company’s management.

Board Independence

Our securities are listed on the Nasdaq Global Market (“Nasdaq”) and, as set forth in our Corporate Governance Guidelines, we use the standards of “independence” prescribed by Nasdaq requirements. Under Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Annually, each member of the Board is required to complete a questionnaire designed in part to provide information to assist the Board in determining if the director is independent under the Nasdaq rules. Based upon information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that the following directors are independent and have no material relationship with the Company: Jennifer Chao, Corey Fishman, Dr. Paul Gitman, Michael Schamroth, and Michael Sherman. Our Board, upon recommendation of the Nominating and Corporate Governance

Committee, has determined that Toby Wegman and Dr. Mark Wegman do not qualify as “independent” under the Nasdaq rules; additionally, while Joseph Truitt is serving as the Interim Chief Executive Officer, he will not be deemed independent. Accordingly, our Board is 63% independent.

63% Board Independence

Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee satisfies the independence standards for such committee established by Rules 10A-3 and 10C-1 under the Exchange Act, the SEC rules, and the Nasdaq rules, as applicable, and that the current members of the Nominating and Corporate Governance Committee are also independent.

100% Committee Independence

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Family Relationships

Dr. Mark Wegman, a current director, is the stepson of Ms. Toby Wegman, a current director and widow of our former CEO and Chairman, Edwin H. Wegman. Dr.  Wegman is also the son of our former CEO and Chairman, Edwin H. Wegman and the brother of our former President, Thomas Wegman.

Evaluation of Board Nominees

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, for proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors.

Director Candidates

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of other advisors, through the recommendations submitted by stockholders, or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees as described below under “Qualifications.” The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks, or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualifications and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends to the Board candidates as director nominees for election to the Board.

Stockholder Nominees

Stockholders may also nominate persons to be elected as directors. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders, in accordance with the Company’s bylaws and Corporate Governance Guidelines. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth below under “Qualifications.”

To nominate a person to stand for election as a director at the 2021 Annual Meeting of Stockholders, a stockholder must provide our Secretary with timely notice of the nomination. The procedures for stockholder submission of a notice of nomination of a person or persons as directors of the Company is set forth below in “Stockholder Proposals and Nominations for the 2021 Annual Meeting.”

Qualifications

As set forth in the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for reviewing with the Board the appropriate qualities, skills, and characteristics desired of nominees for Board members.

In recommending candidates to the Board, the Nominating and Corporate Governance Committee takes into consideration the Board’s criteria for selecting new directors, including but not limited to, integrity, past achievements, judgment, intelligence, relevant experience, and the ability of the candidate to devote adequate time to Board duties. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any Board candidate. In order for it to fulfill its responsibilities, the Board, as a whole, should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business.

In evaluating and determining whether to recommend a candidate to the Board, the Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of Board members in the context of the background of existing members and in light of the perceived needs for the future growth of our business. In determining whether to recommend a director for reelection, the Nominating and Corporate Governance Committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the Board and committees of the Board on which the director served.

In October 2019, the Nominating and Corporate Governance Committee formalized its diversity focus. The Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to actively seek candidates for the Board that embody diversity in skills, abilities, industry knowledge, experience, gender, race, and ethnicity, as well as such other factors considered useful by the Board depending on its needs at that time.

We believe that valuable insights can be gained from gender and ethnic diversity among the Board’s members. Accordingly, 25% of our current Board is composed of women.

Board Meetings

The Board met seven times during the calendar year ended December 31, 2019. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which he or she served during the year ended

December 31, 2019. All current directors serving on the Board at such time attended our 2019 Annual Meeting of Stockholders. The Company’s Corporate Governance Guidelines provide that each director is expected to attend the annual meeting of stockholders.

Executive sessions, or meetings of the independent directors without management present, are held regularly. The independent directors met in executive session during each regularly scheduled Board meeting during the year ended December 31, 2019.

Committees of the Board

The Board has three standing Committees: Audit Committee, a Nominating and Corporate Governance Committee, and Compensation Committee (collectively, the “Committees”). Each committee has its own Charter, which is available, at no charge, from the Chief Executive Officer or on the Company’s website at www.biospecifics.com under “Investors — Corporate Governance.”

The members of each of the Committees are nominated and elected periodically by the Board. Committee members serve for such term or terms as the Board may determine and may be removed or replaced by the Board with or without cause. Resignation or removal of a director from the Board automatically constitutes resignation or removal from the Committees on which such director served. Any vacancies on the Committees, occurring for whatever reason, may be filled only by the Board. The Board is authorized to establish other or additional committees.

The following chart provides a summary of the Committees’ duties and responsibilities.

Committee	Responsibilities and Duties	Members	Meetings in 2019
Audit Committee

•  The Audit Committee assists the Board in overseeing and monitoring (a) the integrity of the financial statements of the Company, (b) the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, (c) the Company’s compliance with legal and regulatory requirements, including financial reporting and disclosure processes, (d) the qualifications, independence, and performance of the Company’s registered public accounting firm, (e) the performance of the Company’s internal audit functions, and (f) the business practices and ethical standards of the Company.

•  The Audit Committee is directly responsible for the appointment, retention, replacement, termination, and for determining the compensation of the registered public account firm.

•  The Audit Committee has the authority to engage independent legal, accounting, and other advisers, as it determines necessary to carry out its duties.

•  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of it members as it deems appropriate.

		Dr. Paul Gitman † Jennifer Chao*◆ Corey Fishman◆ Michael Sherman *◆ Michael Schamroth	7

Compensation Committee	• The Compensation Committee is responsible for (a) discharging of the responsibilities of the Board relating to compensation of the Company’s executive officers, (b) overseeing the Company’s overall compensation programs, (c) developing, implementing, and administrating of the Company’s compensation policies and plans, (d) producing an annual report on the executive compensation for inclusion in the Company’s proxy statement, and (e) carrying out the responsibilities delineated in its charter.	Jennifer Chao † Dr. Paul Gitman Michael Schamroth	4

Committee	Responsibilities and Duties	Members	Meetings in 2019

•  The Compensation Committee is responsible for establishing and approving the compensation of the Chief Executive Officer and the other executive officers.

•  The Compensation Committee is responsible for assisting the Board in assuring maintenance of a succession plan for the Company’s Chief Executive Officer and other senior executives officers, including an emergency succession plan for the Chief Executive Officer.

•  The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate.

•  Pursuant to its charter, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company.

•  The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation.

Nominating and Corporate Governance Committee	• The Nominating and Corporate Governance Committee is responsible for (a) identifying individuals qualified to become Board members and recommending to the Board the director nominees for election, including nominees to be elected or reelected as directors at each annual meeting of stockholders, (b) recommending to the Board members for each committee of the Board, (c) developing and recommending to the Board corporate governance principles applicable to the Company, and (d) leading the Board in its annual review of the Board’s performance.	Michael Schamroth † Dr. Paul Gitman Jennifer Chao	2

Committee	Responsibilities and Duties	Members	Meetings in 2019

•  The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the Board concerning the composition, organization and processes of the Board, including the function, size, and membership of the Committees.

•  The Nominating and Corporate Governance Committee is responsible for implementing, monitoring, and reviewing not less than annually the Company’s policies and procedures regarding corporate governance matters.

•  The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees consisting of one or more of it members as it deems appropriate.

•  The Nominating and Corporate Governance Committee has the authority to retain and terminate search firms, as well as independent legal counsel and other advisors.

†	Committee Chair
*	Audit Committee Financial Expert, as defined in the applicable SEC regulations
◆	Possesses requisite financial sophistication required by Nasdaq Rule 5605(c)(2)(A)

In addition to the above standing Committees, the Board currently maintains an Intellectual Property Committee (the “IP Committee”). The IP Committee is generally charged with overseeing the development, maintenance and licensing of the Company intellectual property, as well as assisting the Board in forming strategies regarding intellectual property protection, litigation, and prosecution. Currently, Dr. Wegman serves as the Chair of the IP Committee and Ms. Chao and Mr. Fishman are committee members.

In 2019, the Board formed the Executive Search Committee, which consists of Ms. Chao (Chair), Dr. Wegman, Ms. Wegman, Mr. Schamroth, and Dr. Gitman, for the purpose of succession planning and recruiting new executive officers. The Executive Search Committee met twice during 2019.

Risk Oversight

Generally, the Board, in its advisory capacity, and the Company’s management regularly review the Company’s strategic plan, which includes, among other matters, the various business, financial, and other market risks confronting, and opportunities available to, the Company at any given time. Specifically, pursuant to the Company’s Corporate Governance Guidelines, the Board is charged with assessing major risks facing the Company and reviewing options to mitigate such risks. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of the Company, the Board addresses the primary risks associated with those operations and corporate functions. In addition, the Board reviews the risks associated with the Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

The Board has delegated certain risk oversight responsibilities to its Committees. Each of our Committees also oversees the management of the Company’s risk that falls within each Committee’s areas of responsibility. In performing this function, each Committee has full access to management, as well as the ability to engage advisors.

DIRECTOR COMPENSATION

Overview of Director Compensation Program

Current Director Compensation Arrangements

In June 2019, Pearl Meyer presented an analysis to the Compensation Committee of the Company’s current director pay program and practices. Based on Pearl Meyer’s assessment, which included benchmarking against the Company’s peer group, and its evaluation of the Company’s current director compensation practices, the Compensation Committee recommended that the Board (i) increase the cash retainers for committee chairs and members and (ii) provide equity grants to Board members based on a dollar value, rather than a numerical value.

Upon the recommendation of Pearl Meyer, the Compensation Committee and the Board jointly adopted the following director compensation policy, effective as of July 1, 2019:

Annual Cash Retainer	$45,000
Equity Compensation	Restricted stock units equaling $115,000 in value (to vest on the one-year anniversary of the grant date)
Board Committee Member Service*	$15,000
Board Committee Chair Service*	$20,000

* Board committees include the (a) Audit Committee, (b) Nominating and Corporate Governance Committee, (c) Compensation Committee, (d) IP Committee, and (e) Executive Search Committee.

In addition to the compensation set forth above, the Audit Committee Financial Expert and the Intellectual Property Committee IP Expert (if any) each receive $10,000 annually for such services.

Change of Control Agreements for Certain Independent Directors

On June 18, 2007, the Company entered into Change of Control Agreements with Dr. Gitman and Mr. Schamroth and, on April 22, 2015, the Company entered into a Change of Control Agreement with Ms. Chao (each agreement, a “Director Change of Control Agreement”). Pursuant to the terms of the Director Change of Control Agreement, in the event that the director’s service on the Board is terminated pursuant to a transaction resulting in a Change of Control, as defined below, then (i) 100% of any options to purchase shares of Common Stock then held by the director, which options are then subject to vesting, shall be accelerated and become fully vested and exercisable on the date immediately preceding the effective date of such termination and (ii) if, on the date immediately preceding the effective date of such termination, the director then holds shares of Common Stock that are subject to restrictions on transfer issued to the director in a transaction other than pursuant to the exercise of a stock option, such restrictions shall expire in their entirety on the date immediately preceding the date of termination and all of such shares of Common Stock shall become transferable free of restriction, subject to the applicable provisions of federal and state securities laws.

Under the Director Change of Control Agreements, a “Change of Control” means the occurrence of any one of the following:

•

the acquisition by any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act), other than the Company or its affiliates, from any party of an amount of the capital stock of the Company, so that such person holds or controls 40% or more of the Company’s capital stock;

•

a merger or similar combination between the Company and another entity after which 40% or more of the voting stock of the surviving corporation is held by persons other than the Company or its affiliates;

•	a merger or similar combination (other than with the Company) in which the Company is not the surviving corporation; or

•	the sale of all or substantially all of the Company’s assets or business.

DIRECTOR COMPENSATION TABLE

The following table summarizes the annual compensation paid to our directors for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)(1)	RSU Awards ($)[2]	Total
Dr. Paul Gitman	87,500	115,007	202,507
Michael Schamroth	87,500	115,007	202,507
Dr. Mark Wegman	72,500	115,007	187,507
Toby Wegman	41,000	115,007	156,007
Ms. Jennifer Chao	102,500	115,007	217,507
Dr. Jyrki Mattila(3)	30,000	0	30,000

(1)	Reflects the aggregate dollar amount of all fees earned or paid in cash for services as a director, including committee fees.
(2)

On July 1, 2019, each director received a grant of 1,890 restricted stock units under the 2019 Plan. Amounts shown in the table are valued based on the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation-Stock Compensation” (“FASB ASC Topic 718”). The grant date fair value of the restricted stock unit awards is computed based upon the closing sale price per share of our common stock on the date of grant. As of December 31, 2019, all of the directors listed in the above table other than Dr. Matilla held unvested restricted stock unit awards of our common stock in the amounts listed in the “RSU Awards” column above. As of December 31, 2019, Ms. Chao held option awards with respect to 16,687 shares of our common stock.

(3)	Dr. Mattila’s 2019 compensation reflects his service as a director through the date of the 2019 annual meeting of stockholders.

RELATED PERSONS TRANSACTIONS

Our Audit Committee adopted a written Related Party Policy and Procedures for the review and approval or ratification of related party transactions with directors, nominees for director, executive officers, and certain family members (“related persons”).

Under the policy, prior to entering into a potential related party transaction (which is generally a transaction in excess of $120,000 involving the Company and a related person), the related person must notify our principal financial officer and general counsel of the material facts regarding the transaction. If our principal financial officer determines that the proposed transaction is in fact a related person transaction, the details of the transaction are presented to our Audit Committee (or if it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chair of the Audit Committee) for approval. The Audit Committee or Chair, as applicable, will consider all relevant facts and circumstances including the terms of the transaction and terms that would be available to unrelated parties, the benefits to us and, if the transaction involves an independent director, any impact the transaction would have on such director’s independence. The Audit Committee or Chair, as applicable, will also inform our Nominating and Corporate Governance Committee of any related person transactions involving directors or nominees. Since the SEC’s related party regulation also applies to directors’ and executive officers’ family members, as well as entities with which they may be affiliated, it is possible that related person transactions could occur without a director or executive officer being aware of them and seeking approval in accordance with the policy. When we become aware of a related person transaction that has not been previously approved, the policy provides that the details of the transaction will be presented to our Audit Committee or Chair, as applicable, for ratification or other action. Our Audit Committee also reviews, on an annual basis, ongoing related person transactions having a remaining term of more than six months or that are in excess of $120,000 or one percent of the Company’s total assets at year end. We also require that officers and directors complete annual director and officer questionnaires and adhere to written codes of business conduct and ethics regarding various topics, including conflicts of interest. Officers and directors must certify compliance with these codes in writing each year.

There were no related party transactions in 2018 and 2019.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than ten percent of our shares of Common Stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4, and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten-percent holders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Forms 3, 4, and 5, as applicable, filed on EDGAR and the representations of the reporting persons, for the fiscal year ended December 31, 2019, we have determined that our executive officers, directors, and greater-than-ten-percent beneficial owners filed their beneficial ownership and change in ownership reports with the SEC in a timely manner, other than one Form 4 for Ms. Chao and one Form 4 for Mr. Caldwell, each of which was inadvertently filed late due to administrative error.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our Common Stock beneficially owned as of the close of business on the Record Date, April 15, 2020, by (i) each person known by us to beneficially own more than five percent of our voting securities, (ii) each named executive officer, (iii) each of our directors, and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that could be issued upon the exercise of outstanding options and warrants held by that person that are currently exercisable or exercisable within 60 days are considered outstanding. As of the Record Date, we had 7,333,533 shares of Common Stock outstanding. Unless otherwise stated in a footnote, each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock. The address for each of our directors and executive officers is BioSpecifics Technologies Corp., 2 Righter Parkway, Delaware Corporate Center II, Wilmington, Delaware 19803.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage
5% or Greater Stockholders:

Edwin H. Wegman Marital Trust Trustee Toby Wegman 4092 Bocaire Boulevard Boca Raton, FL 33487	935,073	(1)	12.8%

Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	576,247	(2)	7.9%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	445,743	(3)	6.1%

Jeffrey K. Vogel 1 Meadow Drive Lawrence, NY 11559	400,477	(4)	5.5%

Rice Hall James & Associates, LLC 600 W. Broadway Suite 1000 San Diego, CA 92101	369,146	(5)	5.0%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage

Directors and Named Executive Officers:

Joseph Truitt Interim Chief Executive Officer and Director	0		*

Patrick Hutchison Chief Financial Officer	0		*

J. Kevin Buchi Former Chief Executive Officer	0		*

Dr. Ronald Law Former Chief Executive Officer	12,500		*

Patrick Caldwell Former Chief Financial Officer	2,000		*

Jennifer Chao Director	11,107	(6)	*

Corey Fishman Director	0		*

Dr. Paul Gitman Director	16,890		*

Michael Schamroth Director	115,890		1.6%

Michael Sherman Director	0		*

Dr. Mark Wegman Director	67,162	(7)	*

Toby Wegman Director	936,963	(8)	12.8%

All Executive Officers and Directors as a Group (9 persons)	1,148,012		15.7%

*	Indicates less than 1% ownership.
(1)

The shares of Common Stock beneficially owned by the Edwin H. Wegman Marital Trust are included in the number disclosed in this chart for Toby Wegman, the trustee of the Edwin H. Wegman Marital Trust. As disclosed in her respective footnote, the shares of Common Stock owned by the Edwin H. Wegman Marital Trust are indirectly held by Ms. Wegman, who disclaim beneficial ownership of the shares in the Edwin H. Wegman Marital Trust, except to the extent of her pecuniary interest therein.

(2)

In Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2020, Renaissance Technologies LLC reported beneficial ownership of an aggregate amount of 576,247 shares. Renaissance Technologies LLC has sole voting power with respect to 555,451 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 574,901 shares, and shared dispositive power with respect to 1,346 shares.

(3)

In Amendment No. 1 to Schedule 13G filed with the SEC on February 5, 2020, BlackRock, Inc. reported beneficial ownership of an aggregate amount of 445,743 shares. BlackRock, Inc. has sole voting power with respect to 437,038 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 445,743 shares, and shared dispositive power with respect to 0 shares.

(4)

In Amendment No. 1 to Schedule 13G filed with the SEC on February 11, 2020, Jeffrey K. Vogel reported beneficial ownership of an aggregate amount of 400,477 shares. Jeffrey K. Vogel has sole voting power with respect to 400,477 shares, shared voting power with respect to 400,477 shares, sole dispositive power with respect to 400,477 shares, and shared dispositive power with respect to 400,477 shares.
(5)

In the Schedule 13G filed with the SEC on February 11, 2020, Rice Hall James & Associates, LLC reported beneficial ownership of an aggregate amount of 369,146 shares. Rice Hall James & Associates, LLC has sole voting power with respect to 274,330 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 369,146 shares, and shared dispositive power with respect to 0 shares.

(6)	Includes 9,187 shares of common stock subject to outstanding stock options that are exerciseable within 60 days after April 15, 2020.
(7)	Includes 61,372 shares of Common Stock as to which Dr. Wegman has shared voting power and shared investment power.
(8)

Includes indirect ownership of 935,073 shares of Common Stock beneficially owned by the Edwin H. Wegman Marital Trust, for which Ms. Wegman disclaims beneficial ownership except to the extent of her pecuniary interest therein.

EXECUTIVE COMPENSATION

Overview

2019 was a transformative year for the Company, especially with regard to the Company’s compensation philosophy and practices. Over the past decade and until 2019, the Company had only one executive officer, Mr. Thomas Wegman, who served as our President since October 2005 and as a director since 1994 until his passing on March 13, 2019. During Mr. Wegman’s tenure as President, the Company did not provide a meaningful amount of equity incentive compensation to Mr. Wegman, instead relying primarily on cash compensation. These past compensation practices resulted primarily from Mr. Wegman’s position as a member of the Company’s founding family and his resultant significant equity holdings in the Company. Therefore, the Company did not need to use equity compensation as a means to incentivize Mr. Wegman, because, as a significant equity holder, he already benefited from the upside in share value even without additional awards of equity incentive compensation.

Following Mr. Wegman’s passing and the need to retain and recruit new executive talent, the Company began the task of revamping its compensation model to reflect market practice and remain competitive. Specifically, the Company sought to create a mechanism that would enable a pay-for-performance compensation philosophy founded on the principle that equity compensation helps to ensure the alignment of executive employees’ interests with those of stockholders. As an important first step, the Board adopted the 2019 Plan, which represents the first vehicle under which the Company will be able to make performance-based grants to its executive officers.

2019 NAMED EXECUTIVE OFFICERS

As discussed above, on March 13, 2019, the Company’s former President, Mr. Thomas Wegman, passed away. On April 1, 2019, the Company appointed Dr. Ronald Law to the role of Principal Executive Officer and Mr. Patrick Caldwell to the role of Principal Financial Officer. Both Dr. Law and Mr. Caldwell were appointed on an interim basis, while the Company conducted an executive search to fill the positions permanently. As a result of the executive search, on October 8, 2019, the Board appointed Mr. J. Kevin Buchi as Chief Executive Officer and, in connection with Mr. Buchi’s appointment, Dr. Law resigned as Principal Executive Officer and resumed his position as the Company’s Senior Vice President of Business Development. Mr. Buchi served as the Company’s Chief Executive Officer from October 8, 2019 to April 6, 2020.

SUMMARY COMPENSATION TABLE

The following table summarizes the annual compensation paid to our named executive officers for the two fiscal years ended December 31, 2018 and 2019.

Name And Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
J. Kevin Buchi (3) Former Chief Executive Officer	2019	138,636	—	1,620,100	90,000	(7)	6,383		1,855,119

Thomas Wegman Former President, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer(4)	2019	83,333	—	—	—		328,282	(8)	411,615
	2018	400,000	—	—	—		—		400,000

Dr. Ronald Law(5) Former Interim Principal Executive Officer	2019	365,625	—	—	—		—		365,625

Patrick Caldwell(6) Former Interim Principal Financial Officer	2019	366,869	56,880	—	—		—		423,749

(1)

Amounts in this column for fiscal 2019 consist of RSU awards based on the aggregate grant date fair value determined in accordance FASB ASC Topic 718. For assumptions used in determining these values, see Note 9 of the Consolidated Financial Statements contained in our 2019 Annual Report on Form 10-K.

(2)

The value of the time-based stock option awards included in the Summary Compensation Table is based on the aggregate grant date fair value computed in accordance with FASB ASC 718. Additional information regarding assumptions are available in Note 9 of the Consolidated Financial Statements contained in our 2019 Annual Report on Form 10-K.

(3)	Mr. Buchi served as the Company’s Chief Executive Officer from October 8, 2019 to April 6, 2020.
(4)	Mr. Wegman passed away on March 13, 2019.
(5)	Dr. Law served as our Interim Principal Executive Officer from April 1, 2019 to October 8, 2019; thereafter, he resumed his position as the Company’s Senior Vice President of Business Development.
(6)	Mr. Caldwell served as our Interim Principal Financial Officer from April 1, 2019 to January 6, 2020.
(7)

For fiscal 2019, non-equity incentive plan compensation represents the annual incentive bonus paid to Mr. Buchi. Pursuant to his employment agreement, Mr. Buchi was eligible to receive 15% of his base salary ($600,000) based on the Compensation Committee’s determination of his achievement of certain corporate and individual objectives. The Compensation Committee determined that Mr. Buchi achieved 100% of such objectives and, accordingly, he was awarded his 2019 annual incentive compensation target ($90,000).

(8)

Mr. Wegman was not awarded a bonus in 2018; instead, on April 10, 2019, the Executive Committee of the Board agreed to pay his widow a death benefit package (the “Death Benefits Package”), which included a lump sum payment of $250,000, vacation payouts, medical insurance coverage, and a car lease, totaling $292,159 in value. On June 13, 2019, the Compensation Committee and the Board jointly approved an additional $25,000 payment to be included as part of Death Benefits Package, increasing the value to $317,159. The additional $11,123 included in the All Other Compensation column reflects Mr. Wegman’s medical and dental benefits and car allowance for January through March 2019.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Employment Agreements

Buchi Employment Agreement

On October 8, 2019, the Company entered into an employment agreement with Mr. Buchi (the “Buchi Employment Agreement”) setting forth the terms of his employment and compensation. The Buchi Employment Agreement terminated on April 6, 2020; however, as Mr. Buchi was a named executive officer for 2019, the Company is providing a summary of these arrangements despite his separation from the Company after December 31, 2019.

Pursuant to the Buchi Employment Agreement, Mr. Buchi’s base salary was $600,000, and he was eligible for an annual incentive cash bonus with a target amount of 60% of his annual rate of base salary (for 2019, 15% of his annual rate of base salary), subject to Mr. Buchi’s continued employment through the last day of the year to which such annual incentive cash bonus relates. Please see footnote (7) to the Summary Compensation Table for additional information regarding Mr. Buchi’s 2019 annual incentive cash bonus.

Pursuant to the Buchi Employment Agreement, Mr. Buchi received a one-time stock option grant with respect to 85,000 shares of Common Stock of the Company (the “Option”) under the Company’s 2019 Plan. The Option has an exercise price equal to the fair market value per share on the date of grant and vests in equal annual installments over the four-year period following the date of grant, subject to the terms and conditions established by the Board and of the 2019 Plan. Mr. Buchi also was eligible to participate in the benefit plans and arrangements generally available to the Company’s employees, including, without limitation, participation in the Company’s health, welfare, and retirement plans, and he was eligible for reimbursement of commuting expenses.

Upon Mr. Buchi’s departure from the Company, Mr. Buchi was entitled to receive continued payments of his base salary for one year following the date of his departure and reimbursement of COBRA premiums for a one-year period.

The Buchi Employment Agreement also contains customary restrictive covenants relating to non-competition and non-solicitation.

Law Employment Agreement

In connection with Dr. Law’s appointment as Principal Executive Officer on an interim basis, Advance Biofactures Corporation (“ABC”), a wholly-owned subsidiary of the Company, entered into an amended offer letter with Dr. Law, dated April 1, 2019 (the “Law Employment Agreement”). The Law Employment Agreement terminated on March 31, 2020.

Pursuant to the Law Employment Agreement, Dr. Law’s annual salary was $375,000. Additionally, Dr. Law was entitled to a lump sum payment of $93,750 in the event that his employment was terminated without cause, subject to Dr. Law executing a separation agreement containing a general release. Dr. Law also is party to a Confidentiality and Inventions Assignment Agreement, dated November 16, 2018.

Caldwell Agreement

In connection with Mr. Caldwell’s appointment as Principal Financial Officer on an interim, part-time basis, the Company entered into a consulting agreement (the “Caldwell Agreement”) with Mr. Caldwell, dated April 1, 2019. The Caldwell Agreement terminated on March 31, 2020.

Pursuant the Caldwell Agreement, the Company agreed to pay Mr. Caldwell a monthly stipend of $30,000 for each completed one-month period. The Company also agreed to issue to Mr. Caldwell, on a quarterly basis, 500 restricted stock units (“RSUs”), up to a maximum of 2,000 RSUs. Mr. Caldwell’s RSU awards with respect to 2019 are reflected in the Summary Compensation Table. The RSUs vest 25% each year on the first through fourth anniversaries of the date of issuance, subject to Mr. Caldwell’s continued service to the Company through the applicable vesting date. The Company entered into a separate indemnification agreement in favor of Mr. Caldwell dated September 12, 2012.

BioSpecifics Technologies Corporation 2019 Omnibus Incentive Compensation Plan

On April 25, 2019, our Compensation Committee, subject to shareholder approval, unanimously approved and adopted the 2019 Plan; the 2019 Plan was then approved by stockholders on June 13, 2019.

The 2019 Plan is a long-term incentive plan designed to encourage our employees (including our executive officers), non-employee directors, and certain consultants and advisors who provide services to the Company and its subsidiaries with the opportunity to own Company Common Stock and incentivize these individuals to promote the Company’s success. We believe that participation in the 2019 Plan encourages eligible participants to contribute to the success and growth of the business of the Company, thereby benefiting the Company’s stockholders and aligning the economic interests of participants, including our executive officers, with those of our stockholders.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2019

The following table sets forth information regarding the outstanding stock options and stock awards held by our named executive officers as of December 31, 2019.

Name		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (EXERCISABLE) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (UNEXERCISABLE) (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)
J. Kevin Buchi	(1)	—	85,000	46.52	10/23/2029	—	—
Dr. Ronald Law	(2)	12,500	37,500	57.48	11/15/2028	—	—
Patrick Caldwell	(3)	—	—	—	—	500	30,425
	(4)					500	26,455

(1)

Amount represents an award of time-based stock options granted on October 23, 2019 under our 2019 Plan. The stock options were due to vest in four equal installments over the four-year period commencing on the grant date, subject to Mr. Buchi’s continued service to the Company through the vesting date. The stock options expired upon Mr. Buchi’s departure from the Company.

(2)

Amount represents an award of time-based stock options granted on November 15, 2018 under the Amended and Restated BioSpecifics Technologies Corp. 2001 Stock Option Plan, which stock options vest in four equal installments over the four-year period commencing on the grant date, subject to Dr. Law’s continued service to the Company through the vesting date.

(3)

Amount represents a grant on July 1, 2019 of time-based RSUs under our 2019 Plan. The RSUs vest in four equal installments over the four-year period commencing on the grant date. Pursuant to the terms of the Caldwell Agreement, the RSUs vested in full upon his departure from the Company on March 31, 2020.

(4)

Amount represents a grant on October 1, 2019 of time-based RSUs under our 2019 Plan. The RSUs vest in four equal installments over the four-year period commencing on grant date. Pursuant to the terms of the Caldwell Agreement, the RSUs vested in full upon his departure from the Company on March 31, 2020.

Potential Payments Upon Termination or Change of Control

Payment Upon Termination or Change of Control Under the 2019 Plan

2019 Plan’s Definition of Cause. Under the 2019 Plan, “Cause” has the meaning given to that term in any written employment agreement, change of control agreement, offer letter or severance agreement between the Company and the participant, or if such term is not defined therein, and unless otherwise specified by the Compensation Committee, a finding by the Compensation Committee that the participant (i) has materially breached his or her employment or service contract with the Company, which breach has not been remedied by the participant within thirty (30) days after written notice has been provided to the participant of such breach, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between the participant and the Company, or (v) has engaged in such other behavior detrimental to the interests of the Company as the Compensation Committee determines.

Treatment of Awards Upon A Termination of Employment or Service.

•

Options: Options granted pursuant to the 2019 Plan may only be exercised while the participant is employed by, or providing services to, the Company. The Compensation Committee determines, in accordance with the 2019 Plan’s minimum vesting requirements, in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment or service.

•

Restricted Stock: If the participant ceases to be employed by, or provide service to, the Company during a period designated in the award agreement as the restriction period, or if other specified conditions are not met, the restricted stock terminates as to all shares covered by the award as to which the restrictions have not lapsed, and those shares must be immediately returned to the Company.

•

Restricted Stock Units (“RSUs”): If the participant ceases to be employed by, or provide service to, the Company prior to the vesting of the RSUs, or if other conditions established by the Compensation Committee are not met, the participant’s RSUs will be forfeited. The Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate and in accordance with the 2019 Plan’s minimum vesting requirements.

•

Stock Appreciation Rights (“SARs”): SARs may only be exercised while the participant is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as specified by the Compensation Committee. Subject to certain limitations, the Compensation Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason, subject to the 2019 Plan’s minimum vesting requirements.

Change of Control Provisions. Under the 2019 Plan, in the event of a change of control, one or more of the following actions may occur with respect to outstanding awards:

•	The award may be assumed or replaced by the successor entity.

•

Unless the award agreement provides otherwise, if a participant’s employment is terminated without cause (as such term is defined in the 2019 Plan) upon or within 12 months following a change of control, the participant’s outstanding awards will become fully vested as of the date of such termination; provided that if the vesting of any such awards is based, in whole or in part, on the achievement of performance goals, such awards will vest only based on the greater of (i) actual performance as of the date of the change of control, or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of termination.

•

If the award is not assumed or replaced by awards with comparable terms by the successor entity, the Compensation Committee may (i) determine that outstanding stock options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding restricted stock, RSUs, cash awards, and dividend equivalents will immediately lapse; (ii) determine that participants will receive a payment in settlement of outstanding RSUs, cash awards, or dividend equivalents, in such amount and form as may be determined by the Compensation Committee; (iii) require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company (in cash or shares of Company stock, as determined by the Compensation Committee), in an amount equal to the amount, if any, by which the then fair market value of the shares of Company stock subject to the participant’s unexercised stock options and SARs exceeds the stock option exercise price or SAR base amount; and (iv) after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any or all unexercised stock options and SARs.

Payment Upon Termination or Change of Control Under Employment Agreements

The Buchi Employment Agreement. Mr. Buchi’s employment with the Company terminated effective April 6, 2020. Pursuant to the terms of the Buchi Employment Agreement, Mr. Buchi was entitled to receive continued payments of his base salary for one year following his departure from the Company in the amount of $600,000 and reimbursement of COBRA premiums for a one-year period.

The Caldwell Agreement. Mr. Caldwell’s service as interim Principal Financial Officer and employment with the Company terminated effective as of March 31, 2020. Pursuant to the Caldwell Agreement, Mr. Caldwell’s outstanding RSUs, valued at $113,820, fully vested and paid out, and Mr. Caldwell was paid a lump sum severance of $360,000.

The Law Employment Agreement. If Dr. Law is terminated without cause (other than due to his death or inability to perform the essential functions of his job with any accommodation required by law), he is entitled to receive as severance, a lump sum payment in the amount of $93,750. Payment of such amount will be made within thirty (30) days after Dr. Law executes a separation and release of claims agreement. Under the Law Employment Agreement, “Cause” means a finding by the Company that Dr. Law (i) has materially failed to perform his duties as Principal Executive Officer, which failure has not been remedied by him within thirty (30) days after written notice has been provided to him of such material failure, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written non-competition or non-solicitation agreement between Dr. Law and the Company, or (v) has engaged in such other behavior detrimental to the interests of the Company as the Company determines.

Potential Payment Upon Termination or Change of Control Tables

Except as described below, the following tables set forth the expected benefit to be received by each of the respective NEOs in the event of his or her termination resulting from various scenarios, assuming a termination date of December 31, 2019, the last business day of fiscal 2019, and a closing stock price per share of $56.94 on that date. In reviewing the below tables, please also refer to the information above regarding the named executive officers’ employment arrangements, together with the information regarding the departure of Messrs. Buchi and Caldwell from the Company following the end of fiscal 2019.

Thomas Wegman

As discussed above, Mr. Wegman passed away on March 13, 2019. Pursuant to that certain Employment Agreement, by and between the Company and Thomas Wegman, dated August 5, 2008, if Mr. Wegman’s employment with the Company terminated due to his death, he was not entitled to severance. However, as Mr. Wegman was not awarded a bonus in 2018, the Executive Committee of the Board agreed pay his widow a death benefit package (the “Death Benefits Package”), which included a lump sum payment of $250,000, vacation payouts, medical insurance coverage, and a car lease, totaling $292,159 in value. On June 13, 2019, the Compensation Committee and the Board jointly approved an additional $25,000 payment to be included as part of Death Benefits Package, increasing the value to $317,159.

J. Kevin Buchi

	Termination Reason
Compensation	Resignation Without Good Reason ($)	Termination Without Cause or Resignation For Good Reason ($)	Termination for Cause ($)	Death/ Disability ($)	Following a Change in Control ($)
Cash Severance	—	600,000	—	—	960,000
Continuation of Benefits	—	31,172	—	—	31,172
Value of Accelerated Options	—	1,620,100	—	—	1,620,100
Total	—	2,251,272	—	—	2,611,272

Dr. Ronald Law

	Termination Reason
Compensation	Resignation Without Good Reason ($)	Termination Without Cause or Resignation For Good Reason ($)	Termination for Cause ($)	Death/ Disability ($)	Following a Change in Control ($)
Cash Severance	—	93,750	—	—	—
Continuation of Benefits	—	—	—	—	—
Value of Accelerated Options	—	—	—	—	—
Total	—	93,750	—	—	—

Patrick Caldwell

	Termination Reason
Compensation	Resignation Without Good Reason ($)	Termination Without Cause or Resignation For Good Reason ($)	Termination for Cause ($)	Death/ Disability ($)	Following a Change in Control ($)
Cash Severance	—	360,000	—	—	—
Continuation of Benefits	—	—	—	—	—
Value of Accelerated RSUs	—	113,820	—	—	—
Total	—	473,820	—	—	—

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board is responsible for assisting the Board in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting processes, system of internal control, audit process, and process for monitoring compliance with laws and regulations.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles, and internal controls. EisnerAmper LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s consolidated financial statements and internal control over financial reporting, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2019 with the Company’s management and the independent registered public accounting firm. To ensure independence, the Audit Committee met separately with EisnerAmper LLP and members of the Company’s management. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and it has discussed with the independent registered accounting firm its independence from the Company.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

This Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

/s/ The Audit Committee

Dr. Paul Gitman (Chair)

Jennifer Chao

Corey Fishman

Michael Sherman

Michael Schamroth

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the Audit Committee’s selection of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020. EisnerAmper has served as our independent registered public accounting firm since October 10, 2014. The services provided to us by EisnerAmper during 2019 are described under “Principal Accountant Fees and Services.”

Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of EisnerAmper to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and our stockholders.

We expect that a representative of EisnerAmper will participate in the 2020 Annual Meeting by virtually attending and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.

Principal Accountant Fees and Services

We regularly review the services and fees of our independent registered public accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The following table shows the fees paid or accrued by the Company for audit and other services provided by EisnerAmper for 2019 and 2018. The aggregate fees billed for the fiscal years ended December 31, 2019 and 2018 for each of the following categories of services are as follows:

	2019($)	2018($)
Audit fees(1)	228,800	234,790
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	228,800	234,790

(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

The Audit Committee pre-approves all auditing services, internal control related services, and permitted non-audit services (including the fees and terms thereof) to be performed by EisnerAmper, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2 ON YOUR PROXY CARD)

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE 2019 NAMED EXECUTIVE OFFICERS COMPENSATION

As required by Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2019 compensation of the named executive officers listed in the “Summary Compensation Table” in this Proxy Statement, commonly referred to as the “Say on Pay” vote. At the 2017 Annual Meeting, stockholders voted to hold an advisory “Say on Pay” vote on an annual basis. Accordingly, the Company has determined to submit an annual advisory vote on our executive compensation program to our stockholders at each annual meeting until the Company seeks another advisory vote on the frequency of the advisory vote on executive compensation, which is anticipated to occur at the 2023 Annual Meeting.

The Say on Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

You should read the “Executive Compensation” section of this Proxy Statement and the compensation tables in determining whether to approve this proposal.

The Board recommends that the stockholders approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the executive compensation tables and the related narrative discussion, is hereby APPROVED.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2019 (PROPOSAL NO. 3 ON YOUR PROXY CARD)

PROPOSAL NO. 4 THE RATIFICATION OF THE RIGHTS AGREEMENT

You are being asked to ratify the adoption by the Board of the Rights Agreement, dated April 10, 2020 (the “Rights Agreement”), by and between the Company and Worldwide Stock Transfer, LLC, as Rights Agent. Stockholder ratification of the Rights Agreement is not required by applicable law, or by our Certificate of Incorporation, Amended and Restated By-laws, or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Rights Agreement to determine the viewpoint of stockholders as to the advisability of the Rights Agreement and as a matter of good corporate governance. The Board’s decision to adopt and seek ratification of the Rights Agreement is not in response to any specific takeover proposal, any current accumulation of shares, or any currently threatened or pending effort to acquire control of the Company of which the Board is aware. Instead, as a result of engagement with and feedback from our stockholders, the Board decided to add several additional protective features to the Company’s then-existing rights plan and to submit the Rights Agreement to stockholder ratification at the 2020 Annual Meeting. For additional detail regarding our stockholder engagement activities, please see the section entitled “Stockholder Engagement Highlights” on page 6.

Background of the Rights Agreement

The Board adopted the Rights Agreement on April 10, 2020 to replace the Company’s then-existing rights plan, which was terminated on that date. The Rights Agreement is intended to comply with the published guidelines regarding stockholder rights plans contained in the 2020 Proxy Voting Guidelines of ISS Governance Services (“ISS”), a leading proxy advisory firm that many institutional investors look to for voting recommendations and guidance on various corporate governance matters. As a result, the Rights Agreement contains a number of provisions that have been tailored to meet such guidelines and are intended to provide additional protections for stockholders including, but not limited to, the following: (i) the term of the Rights Agreement is three years, which is consistent with the three-year term limit contained in the ISS 2020 Proxy Voting Guidelines; (ii) the ownership trigger threshold for a “flip-in” or “flip-over” event has been set at twenty percent (20%) of our common stock; (iii) no dead-hand, slow-hand, no-hand or similar features that would limit the ability of a future board of directors of the Company to redeem the Rights (as defined below) or otherwise make the Rights Agreement non-applicable to a particular transaction; and (iv) a stockholder redemption feature that, pursuant to the terms of the Rights Agreement, provides that if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights (as defined below) or exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement (the “Special Meeting”), in each case by the end of the ninety (90) business days following the commencement of such Qualifying Offer and such offer remains a Qualifying Offer, the holders of record of ten (10) percent of our common stock may request that the Board call a special meeting of stockholders to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement.

The Rights Agreement is designed to assist the Board in protecting the Company’s stockholders from takeover tactics that the Board believes may be abusive. The Rights Agreement was not adopted in response to any specific takeover proposal, any current accumulation of shares, or any threatened or pending effort to acquire control of the Company. It was adopted to provide the Board with time to evaluate and respond to any unsolicited attempts to acquire the Company and to encourage anyone seeking control of or seeking to acquire the Company to negotiate with the Board prior to attempting such action, with the goal of protecting the long-term value of the stockholders’ investment in the Company.

In making the decision to adopt the rights plan, the Board took into consideration the unprecedented volatility over the last several weeks in the global financial markets due to the ongoing and evolving COVID-19 situation. The Board believes that the Company’s share price has been adversely impacted during this period despite our sound financial profile and positive fundamental trends in our business. The volatility in the price of our common stock highlighted for the Board how attractive and vulnerable the Company might be to an acquirer seeking to opportunistically acquire our common stock at a time when the intrinsic value of the Company is not fully reflected in its stock price.

In the light of the foregoing and for the reasons set forth below, on April 10, 2020, the Board declared a dividend of one right (a “Right”) for each outstanding share of common stock to stockholders of record at the close of business on April 15, 2020 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock, $0.50 par value per share (the “Preferred Shares”), at an exercise price of $375.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The initial issuance of the Rights had no accounting or financial reporting impact and had no effect on the Company’s earnings per share.

On April 10, 2020, the Company and Worldwide Stock Transfer, LLC, as Rights Agent, entered into the Rights Agreement. In connection with the adoption of the Rights Agreement, and in order to set forth the rights, powers, and preferences of the Preferred Shares that are issuable pursuant to the Rights Agreement, the Company filed a Certificate of Designation for the Series C Junior Participating Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware on April 10, 2020.

Reasons for the Rights Agreement

In light of the reasons set forth below, the Board believes that having the Rights Agreement in place is in the best interest of all of the Company’s stockholders:

•

Ongoing and Evolving COVID-19 Situation. There has been unprecedented volatility over the last several weeks in the global financial markets due to the ongoing and evolving COVID-19 situation. The Board believes that the Company’s share price has been adversely impacted during this period despite our sound financial profile and positive fundamental trends in our business. The volatility in the price of our common stock highlighted for the Board how attractive and vulnerable the Company might be to an acquirer seeking to opportunistically acquire our common stock at a time when the intrinsic value of the Company is not fully reflected in its stock price.

•

Better Ability for Board to Respond to Unsolicited Acquisition Proposals. The Rights Agreement is intended to enable the Board, as elected representatives of the stockholders, to be better positioned to respond to an unsolicited acquisition proposal. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of, the Company at a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all stockholders equally.

•

Encourages Good Faith Negotiations. The Rights Agreement is intended to induce potential acquirers to negotiate in good faith with the Board and thereby strengthens the Board’s bargaining position for the benefit of all stockholders by providing the Board with the opportunity, flexibility and additional time to (i) determine whether any proposed transaction is in the best interests of all of the Company’s stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of all of the Company’s stockholders; (iii) achieve a fair price for the stockholders that is consistent with the intrinsic value of the Company and its long-term prospects; (iv) reject any transaction that the Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of the Board to consider acquisition proposals in a manner consistent with the Board’s fiduciary duties to stockholders.

•	Control of a Sale Process. The Rights Agreement is intended to enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may, in the future, decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

•

Deters “Creeping Acquisitions.” The Rights Agreement deters “creeping acquisitions” on the open market and the attendant implications of having a meaningful block of shares in the hands of an acquirer.

•

Deters an Acquirer from Seeking Control By Opportunistically Taking Advantage of Adverse Market Conditions. The Rights Agreement is also intended to deter an acquirer from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in the market price of our common stock, and from acquiring control of the Company at a price that does not reflect the Company’s intrinsic value or long-term prospects.

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Rights Agreement, the complete text of which is attached hereto as Appendix A to this Proxy Statement and incorporated herein by reference. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

The Rights

Subject to the terms, provisions, and conditions of the Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share of a newly-designated series of preferred stock, Series C Junior Participating Preferred Stock, par value $0.50 per share, of the Company (each, a “Series C Preferred Share” and, collectively, the “Series C Preferred Shares”), at an exercise price of $375.00 per one one-thousandth of a Series C Preferred Share, subject to adjustment (the “Exercise Price”). If issued, each one one-thousandth of a Series C Preferred Share would give the stockholder approximately the same dividend, voting, and liquidation rights as does one share of common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting, or liquidation rights.

Initial Exercisability

Initially, the Rights will not be exercisable, certificates will not be sent to stockholders, and the Rights will automatically trade with our common stock. Until the Rights separate from our common stock and become exercisable (or the earlier redemption or expiration of the Rights), the Rights will be evidenced by common stock certificates, Rights relating to any uncertificated common stock that are registered in book entry form will be represented by a notation in book entry on the records of the Company, and the surrender for transfer of any shares of common stock will also constitute the transfer of the associated Rights.

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the common stock and become exercisable following the earlier to occur of (i) the tenth (10th) business day (or such later date as may be determined by the Board) after the day on which a public announcement or filing with the Securities and Exchange Commission (the “SEC”) is made indicating that a person has become an Acquiring Person (as defined below) or that discloses information that reveals the existence of an Acquiring Person (the “Shares Acquisition Date”), or (ii) the tenth (10th) business day (or such later date as may be determined by the Board) after the commencement by any person (other than certain exempted persons) of, or the first public announcement of the intent of any person (other than certain exempted persons) to commence, a tender or exchange offer by or on behalf of a person, the successful consummation of which would result in any person (other than certain exempted persons) becoming an Acquiring Person, irrespective of whether any shares are actually purchased or exchanged pursuant to such offer (the earlier of these dates is called the “Distribution Date”).

After the Distribution Date, separate rights certificates will be issued and the Rights may be transferred other than in connection with the transfer of the underlying shares of common stock unless and until the Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Acquiring Person

Under the Rights Agreement, an Acquiring Person is any person who or that, together with all Affiliates and Associates (as defined in the Rights Agreement) of such person, from and after the first public announcement by the Company of the adoption of the Rights Agreement, is or becomes the beneficial owner of twenty percent (20%) or more of the outstanding shares of common stock, subject to various exceptions. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

The Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed, or established to hold shares of common stock pursuant to any employee benefit plan of the Company or for the purpose of funding any such plan.

The Rights Agreement also provides that the following persons shall not be deemed an Acquiring Person thereunder: (i) any person who becomes the beneficial owner of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the acquisition of shares of Common Stock of the Company upon the exercise or conversion of any such securities so granted; (ii) any person, who as the result of an acquisition of shares of common stock by the Company (or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan), that, by reducing the number of shares of common stock of the Company outstanding, increases the proportionate number of shares of common stock of the Company beneficially owned by such person to twenty percent (20%) or more of the shares of common stock then outstanding; (iii) any person who or that became the beneficial owner of twenty percent (20%) or more of the shares of common stock then-outstanding as a result of the acquisition of common stock directly from the Company; or (iv) any person who or that would otherwise be an Acquiring Person who or that the Board determines had become such inadvertently (including, without limitation, because (A) such person was unaware that it beneficially owned a percentage of shares of common stock that would otherwise cause such person to be an “Acquiring Person,” or (B) such person was aware of the extent of its beneficial ownership of shares of common stock but had no actual knowledge of the consequences of such beneficial ownership under the Rights Agreement), and who or that thereafter within five (5) business days of being requested by the Company, reduces such person’s beneficial ownership to less than twenty percent (20%) of the shares of common stock then outstanding.

“Grandfathering” of Existing Holders

The Rights Agreement also provides that any person who beneficially owned twenty percent (20%) or more of the shares of common stock immediately prior to the first public announcement by the Company of the adoption of the Rights Agreement (each a “Grandfathered Person”), shall not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement unless and until a Grandfathered Person becomes the beneficial owner of one or more additional shares of common stock after the first public announcement by the Company of the adoption of the Rights Agreement (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of common stock, pursuant to a split, reclassification, or subdivision of the outstanding shares of common stock or pursuant to the acquisition of beneficial ownership of shares of common stock upon the vesting or exercise of any option, warrants, or other rights, or upon the initial grant or vesting of restricted stock, granted or issued by the Company to its directors, officers and employees, pursuant to a compensation or benefits plan or arrangement adopted by the Board). However, if upon acquiring beneficial ownership of one or more additional shares of common stock at any time after the first public announcement by the Company of the adoption of the Rights Agreement, the Grandfathered Person does not, at such time, beneficially own twenty percent (20%) or more of the shares of common stock then outstanding, the Grandfathered Person will not be treated as an “Acquiring Person” for purposes of the Rights Agreement.

Flip-In Trigger

If a person becomes an Acquiring Person, then, following the occurrence of the Distribution Date and subject to the terms, provisions, and conditions of the Rights Agreement, each Right will entitle the holder thereof to purchase from the Company, upon payment of the Exercise Price, in lieu of a number of one one-thousandths of a Series C Preferred Share, a number of shares of common stock (or, in certain circumstances, cash, property, or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will become null and void and nontransferable.

Flip-Over Trigger

If, after an Acquiring Person obtains beneficial ownership of twenty percent (20%) or more of the shares of common stock, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company, or (iii) the Company sells or transfers more than fifty percent (50%) of its assets, cash flow, or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, upon payment of the Exercise Price, in accordance with the terms of the Rights Agreement, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights

At any time until the close of business on the tenth (10th) business day after the Shares Acquisition Date (or, if the tenth (10th) business day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The Redemption Price may be paid in cash, shares of common stock, or other forms of consideration, as determined by the Board, in the exercise of its sole discretion. The redemption of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price without any interest thereon.

Exchange of the Rights

At any time after any person becomes an Acquiring Person, and prior to the acquisition by any person of beneficial ownership of fifty percent (50%) or more of the shares of common stock, the Board may, at its option, cause the Company to exchange all or part of the then outstanding and exercisable Rights (other than Rights held by the Acquiring Person or any Affiliate or Associate (as defined in the Rights Agreement) thereof, which would have become null and void and nontransferable in accordance with the terms of the Rights Agreement), in whole or in part, for shares of common stock at an exchange ratio (subject to adjustment) of one share of common stock for each Right.

In any exchange of the Rights pursuant to the Rights Agreement, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of common stock not reserved for any other purpose to exchange for all of the outstanding Rights, shall, substitute preferred stock or other securities of the Company for some or all of the shares of common stock exchangeable for Rights such that the aggregate value received by a holder of Rights in exchange for each Right is substantially the same value as one share of common stock. The exchange of the Rights by the Board may be made effective at such time, on such basis, and subject to such conditions as the Board in its sole discretion may establish. Immediately upon the action of the Board authorizing the exchange of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the shares of common stock or other consideration issuable in connection with the exchange.

Qualifying Offer

The Rights Agreement provides the holders of the common stock with the ability to exempt an offer to acquire, or engage in another business combination transaction involving, the Company that is deemed a “Qualifying Offer” (as defined in the Rights Agreement) from the terms of the Rights Agreement. A Qualifying Offer is, in summary, an offer determined by a majority of the independent members of the Board to have specific characteristics that are generally intended to preclude offers that are coercive, abusive, or highly contingent. Among those characteristics are that it be: (i) a fully-financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the shares of common stock; (ii) an offer whose per share offer price and consideration represent a “reasonable premium” over the highest reported per share market price of common stock in the twenty-four (24) months immediately preceding the date on which the offer is commenced; (iii) an offer that, within twenty (20) business days after the commencement date of the offer (or within ten (10) business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of common stock is either inadequate or unfair; and (iv) an offer that is otherwise in the best interests of the Company’s stockholders. The Rights Agreement provides additional characteristics necessary for an acquisition offer to be deemed a “Qualifying Offer,” including if the consideration offered in a proposed transaction is stock of the acquiror.

Pursuant to the Rights Agreement, if the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of stockholders (the “Special Meeting”) for the purpose of voting on whether to exempt such Qualifying Offer from the terms of the Rights Agreement, in each case by the end of the ninety (90) business day period following the commencement of such Qualifying Offer, provided such offer remains a Qualifying Offer during such period, the holders of ten percent (10%) of common stock may request that the Board call a Special Meeting to vote on a resolution authorizing the exemption of the Qualifying Offer from the terms of the Rights Agreement. If such a Special Meeting is not held by the ninetieth (90th) business day following the receipt of such a request from stockholders to call a Special Meeting, the Qualifying Offer will be deemed exempt from the terms of the Rights Agreement on the tenth (10th) business day thereafter.

Expiration of the Rights

The Rights and the Rights Agreement will expire upon the earliest to occur of (i) the date on which all of the Rights are redeemed, (ii) the date on which the Rights are exchanged, and (iii) the close of business on April 9, 2023.

Amendment of Rights Agreement

Except as otherwise provided in the Rights Agreement, the Company, by action of the Board, may from time to time, in its sole and absolute discretion, supplement or amend any provision of the Rights Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (i) cure any ambiguity in the Rights Agreement, (ii) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with any other provisions contained therein, (iii) shorten or lengthen any time period in the Rights Agreement, or (iv) otherwise change, amend, or supplement any provisions in the Rights Agreement in any manner that the Company may deem necessary or desirable; provided, however, that from and after such time as any person becomes an Acquiring Person, the Rights Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to the Rights Agreement) as such or cause the Rights Agreement to become amendable other than in accordance with the terms of the Rights Agreement. Without limiting the foregoing, the Company, by action of the Board, may at any time before any person becomes an Acquiring Person amend the Rights Agreement to make the provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such transaction.

Rights of Holders

Until a Right is exercised, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting, or liquidation rights.

Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Series C Preferred Shares issuable, and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Series C Preferred Shares or common stock.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least one percent (1%) of the Exercise Price. No fractional Series C Preferred Shares will be issued other than fractions that are integral multiples of one one-thousandth of a share and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Series C Preferred Shares.

Tax Consequences

The adoption of the Rights Agreement and the subsequent distribution of the Rights to stockholders should not be a taxable event for the Company or its stockholders under presently existing U.S. federal income tax laws. However, if the Rights become exercisable or if the Rights are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Accounting Treatment

The distribution of the Rights as a dividend to the Company’s stockholders is not expected to have any financial accounting or reporting impact. The fair value of the Rights is expected to be zero when they are distributed because the Rights will be “out of the money” when distributed and no value should be attributable to them. Additionally, the Rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Authority of the Board

When evaluating decisions relating to the redemption of the Rights or any amendment to the Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Rights Agreement, the Board, or any future board of directors, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects

The Board adopted the Rights Agreement, for among other reasons, to protect stockholders from coercive or otherwise unfair takeover tactics that would allow a third party to gain control of the Company without paying stockholders an appropriate control premium. The Board believes that the adoption of the Rights Agreement for the reasons described above is in the best interests of the Company and all of its stockholders. In making your voting decision, stockholders should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect.

Generally, the Rights Agreement works by causing substantial dilution to any person or group (other than specified exempt persons) that acquires twenty percent (20%) or more of the shares of common stock (which includes for this purpose stock referenced in derivative transactions and securities) without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. These provisions are not intended to prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. In addition, neither the Rights Agreement nor the Rights should interfere with any merger, tender or exchange offer or other business combination approved by the Board. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and all of its stockholders.

Stockholders should also consider that the Board does not have any current intention of implementing any other proposal having an anti-takeover effect. We believe that the Rights Agreement should sufficiently protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirers to negotiate with our Board, and by providing our Board with more time to assess any acquisition proposal.

SEC Registration

Since the Rights are not exercisable immediately, registration with the SEC of the Series C Preferred Shares issuable upon exercise of the Rights is not required until the Rights become exercisable.

Effect of Stockholders Not Ratifying the Rights Agreement

None of the Certificate of Incorporation, the Amended and Restated By-laws, or applicable law requires stockholder ratification of the adoption of the Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Rights Agreement a matter of good corporate governance. If the stockholders do not ratify the adoption of the Rights Agreement, the Board will consider whether to continue the Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Rights Agreement (to the extent discernable), then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a potential change-of-control transaction, and whether the Board believes that, despite the failure of stockholders to ratify the Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the Rights Agreement.

Although the Board will carefully consider the stockholders’ vote as expressed at the 2020 Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Rights Agreement, the Board may, at any time during the term of the Rights Agreement, determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE RIGHTS AGREEMENT (PROPOSAL NO. 4 ON YOUR PROXY CARD)

PROPOSAL NO. 5 APPROVAL OF THE CHARTER AMENDMENT

Our Board has declared advisable and approved, subject to stockholder approval, an amendment to Article FOURTH of the Certificate of Incorporation, as amended (the “Charter”), of the Company to increase the Company’s authorized common stock from 10,000,000 shares to 15,000,000 shares (the “Charter Amendment”).

If the Charter Amendment is approved by the Company’s stockholders at the 2020 Annual Meeting, the Company intends to file the Charter Amendment, substantially in the form of Appendix B hereto with the Secretary of State of Delaware as soon as practicable following stockholder approval and the certification of the vote related thereto. The Charter Amendment has the effect of increasing our authorized shares of common stock from 10,000,000 shares to 15,000,000 shares.

Purpose of the Amendment

The Company’s Charter currently authorizes the Board to issue a maximum of 10,700,000 shares of the Company’s capital stock, consisting of 10,000,000 shares of common stock, par value $0.001 per share and 700,000 shares of preferred stock, par value $0.50 per share.

Of the 10,000,000 shares of common stock currently authorized, as of April 15, 2020, 7,333,533 shares are issued and outstanding and approximately 1,346,785 shares, in the aggregate, are reserved for issuance. The Company, therefore, only has approximately 1,319,682 shares of unreserved common stock available for future issuance.

If the Charter Amendment is approved by stockholders, after filing the Certificate of Amendment with Secretary of State of the State of Delaware, the authorized number of common stock will be 15,000,000 shares, of which 1,346,785 shares, in the aggregate, will be reserved. Accordingly, after reserving such shares and accounting for the current number of issued and outstanding shares, the Company will have approximately 6,319,682 shares of common stock available for issuance.

The Board believes the Charter Amendment is advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs and for general corporate purposes. Other possible business and financial uses for the additional authorized shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans, and other transactions and corporate purposes that the Board deems to be in the best interest of the Company and its stockholders. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and incurring expenses associated with holding a special stockholders’ meeting before such issuance(s) could proceed, except as otherwise required under applicable Delaware law or under applicable Nasdaq rules.

The Company reviews and evaluates potential capital raising activities, transactions, and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and its stockholders and, accordingly, the Company reserves the right to issues shares of common stock, from time to time, pursuant to such actions. There are currently no commitments, definitive agreements or plans with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed Charter Amendment.

Once authorized, the additional shares of common stock may be issued with approval of the Board but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation, including, but not limited to, applicable Delaware law and applicable Nasdaq rules. Accordingly, approval of this proposal may facilitate the ability of the Company to issue shares of common stock in connection with financings, acquisitions, benefit plans, and other corporate transactions and it is possible that no further stockholder approval will be required in connection with any such transactions.

The Charter Amendment would be effective following the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after stockholder approval at the 2020 Annual Meeting and the certification of the vote related thereto, and will increase our authorized shares of common stock from 10,000,000 shares to 15,000,000 shares.

Effects of Charter Amendment

The proposed additional shares of authorized common stock would become part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. Adoption of the Charter Amendment would not have any immediate dilutive effect on the proportionate voting power of existing stockholders. The increase in the authorized shares of common stock will not itself cause any changes in our capital accounts or have any immediate effect on the rights of existing stockholders. Current stockholders do not have any preemptive or similar rights and, accordingly, current stockholders do not have a prior right to purchase shares of any newly-issued common stock in order to maintain their proportionate ownership thereof.

As is true for shares of common stock presently authorized but unissued, the future issuance of common stock authorized by the Charter Amendment may, among other things, decrease existing stockholders’ percentage equity ownership, result in the issuance of shares of common stock at prices lower than the prices at which existing stockholders purchased their stock and could be dilutive to the voting rights of existing stockholders. In addition, depending on the price at which they are issued, the issuance of additional shares of common stock may have a negative effect on the market price of the common stock. It is also possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares currently outstanding.

This proposal, if approved, could, under certain circumstances, have an anti-takeover effect. For example, if the Company was to become concerned that it may be a potential target of an unsolicited acquisition attempt, it could try to impede the acquisition by issuing additional shares of common stock or rights or other equity interests related thereto, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to the bidder of the acquisition. The Board is not currently aware of any attempt or plan to acquire control of the Company.

If this Proposal No. 5 is approved, it will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT (PROPOSAL NO. 5 ON YOUR PROXY CARD)

GENERAL MATTERS

Availability of Certain Documents

A copy of our 2019 Annual Report on Form 10-K has been posted on our website along with this Proxy Statement at http://biospecifics.com/ under http://investors.biospecifics.com/index.php?s=127. We will mail, without charge, upon written request, a copy of our 2019 Annual Report on Form 10-K excluding exhibits. Please send a written request to our Chief Executive Officer at:

BioSpecifics Technologies Corp.

2 Righter Parkway

Delaware Corporate Center II

Wilmington, Delaware 19803

Attention: Chief Executive Officer

Stockholder Communications

The Company has a process for stockholders who wish to communicate with the Board. Stockholders who wish to communicate with the Board may write to the Board at the Company’s address given above. These communications will be received by Joseph Truitt, Interim Chief Executive Officer of the Company, and will be presented to the Board in Mr. Truitt’s discretion. In determining which communications will be presented to the Board, Mr. Truitt will consider the appropriateness of the subject matter as it relates to the responsibilities of the Board. Stockholder communications can be addressed to specified individual directors.

Stockholder Proposals and Nominations for the 2021 Annual Meeting

Pursuant to Rule 14a-8(e) of the Exchange Act, a stockholder may submit a proposal for inclusion in our Proxy Statement for the 2021 Annual Meeting to Joseph Truitt, our Interim Chief Executive Officer, at our principal executive offices, at 2 Righter Parkway, Delaware Corporate Center II, Wilmington, Delaware 19803 no later than close of business on January 6, 2021.

Pursuant to our bylaws, any stockholder desiring to nominate one or more persons for election as a director or directors of the Company at the 2021 Annual Meeting or desiring to bring any other matter before the 2021 Annual Meeting must submit a notice of the proposal including the information required by our bylaws to us between February 12, 2021 and March 14, 2021 or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2021 Annual Meeting of Stockholders is not held within 30 days of June 12, 2021, under our bylaws, this notice must be provided (a) not earlier than the 120th day prior to the 2021 Annual Meeting, and (b) not later than (i) the 90th day prior to the 2021 Annual Meeting and (ii) the fifth day following the day on which notice of the date of the 2021 Annual Meeting is mailed or public disclosure of the date of the 2021 Annual Meeting is made, whichever first occurs.

A proposal that is received outside of the applicable time period or which otherwise fails to meet the requirements for stockholder proposals established by the SEC and our bylaws will not be included. Notice of a proposal to nominate one or more persons as a director of the Company must provide the information required by Sections 1.11 and 2.15 of our bylaws with respect to each nomination the stockholder submits for inclusion in our proxy materials for the 2021 Annual Meeting. Notice of all other proposals must provide the information required by Section 1.11 of our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. All notices should be submitted to Joseph Truitt, our Interim Chief Executive Officer, at our principal executive offices, at 2 Righter Parkway, Delaware Corporate Center II, Wilmington, Delaware 19803.

Other Matters

At the date of the Proxy Statement, management is not aware of any matters to be presented for action at the 2020 Annual Meeting other than those described above. However, if any other matters should properly come before the 2020 Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote such Proxy Card in accordance with their judgment on such matters.

April 29, 2020	By Order of the Board of Directors,

Joseph Truitt, Interim Chief Executive Officer

APPENDIX A

RIGHTS AGREEMENT

by and between

BIOSPECIFICS TECHNOLOGIES CORP.

and

WORLDWIDE STOCK TRANSFER, LLC,

as Rights Agent,

Dated as of April 10, 2020

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of April 10, 2020 (this “Agreement”), by and between BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), and Worldwide Stock Transfer, LLC, as rights agent (the “Rights Agent”).

RECITALS

WHEREAS, on April 10, 2020 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Agreement and authorized and declared a dividend distribution of one preferred share purchase right (each, a “Right” and, collectively, the “Rights”) for each Common Share (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on April 21, 2020 (the “Record Date”), with each Right initially representing the right to purchase one one-thousandth (subject to adjustment in accordance with the provisions of this Agreement) of a Preferred Share (as hereinafter defined) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Series C Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Board further authorized and directed the issuance of one Right (subject to adjustment in accordance with the provisions of this Agreement) with respect to each Common Share that becomes outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties, intending to be legally bound hereby, agree as follows:

Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Related Persons of such Person, from and after the first public announcement by the Company of the adoption of this Agreement, is or becomes the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding, whether or not such Person continues to be the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding, but shall not include an Exempt Person or a Grandfathered Person. Notwithstanding the foregoing: no Person shall become an Acquiring Person solely as a result of (i) (A) the grant or issuance by the Company to its directors, officers and/or employees of any options, warrants, rights or similar interests to acquire Common Shares by the Company pursuant to any employee benefit, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, (B) the grant or issuance by the Company to its directors, officers and/or employees of restricted Common Shares or restricted stock units, pursuant to a restricted stock or other compensation plan or arrangement adopted by the Board, and/or the subsequent vesting of such shares or stock units, (C) the acquisition of Common Shares by the Company or another Exempt Person which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares Beneficially Owned by such Person, together with all Related Persons of such Person, to twenty percent (20%) or more of the Common Shares then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding by reason of acquisition of shares by an Exempt Person and shall, after the first public announcement by the Company or other Exempt Person disclosing such share acquisitions by an Exempt Person, become the Beneficial Owner of any additional Common Shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) and immediately thereafter is the

Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding, then such Person shall be an Acquiring Person, (D) a dividend or distribution paid or made by the Company on the outstanding Common Shares or pursuant to a stock split, subdivision or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally, or (E) the acquisition of Common Shares directly from the Company; and (ii) (A) if the Board determines that a Person who would otherwise be an Acquiring Person has become such inadvertently (including, without limitation, because such Person was unaware that it Beneficially Owned a percentage of Common Shares that would otherwise cause such Person to be an Acquiring Person, or such Person was aware of the extent of its Beneficial Ownership of Common Shares, but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement and had no intention of changing or influencing control of the Company), and (B) such Person and/or its Related Persons divests as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) a sufficient number of Common Shares so that such Person, together with its Related Persons, is no longer the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding or, in the case solely of Derivative Interests, such Person terminates as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company) the subject derivative transaction or transactions or disposes of the subject derivative security or securities as promptly as practicable (and in any event within five (5) Business Days after being so requested by the Company), or establishes to the satisfaction of the Board that such Derivative Interests are not held with any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or ever to have been an Acquiring Person for any purposes of this Agreement as a result of such inadvertent acquisition.

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

“Agreement” shall have the meaning set forth in the preamble of this Agreement, as it may from time to time be supplemented, amended, renewed, restated or extended pursuant to the applicable provisions hereof.

A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of, and shall be deemed to “beneficially own,” any securities that:

such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act);

such Person or any of such Person’s Related Persons, directly or indirectly, has the legal, equitable or contractual right to acquire (whether such right is exercisable immediately, only after the passage of time, or upon the satisfaction of one or more conditions (whether or not within the control of such Person), compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities registered under the Securities Act) or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” (A) securities tendered pursuant to a tender offer or exchange offer made in accordance with the General Rules and Regulations under the Exchange Act by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon the exercise of Rights from and after the occurrence of a Triggering Event, which

Rights were acquired by such Person or any of such Person’s Related Persons prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

such Person or any of such Person’s Related Persons, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any security as a result of an agreement, arrangement or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent (as such terms are defined in Regulation 14A under the Exchange Act) given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the General Rules and Regulations promulgated under the Exchange Act to more than ten (10) holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act, (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or (C) arises solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any Related Persons thereof until such tendered security is accepted for payment or exchange;

are beneficially owned, directly or indirectly, by any other Person (or any Related Person thereof) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to Section 1(f)(iii)), or disposing of any voting securities of the Company; provided, however, that nothing in this Section 1(f)(iv) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired, or which such Person has the right to acquire, as a result of customary agreements with and between underwriters and selling group members entered into in connection with a bona fide public offering of securities registered under the Securities Act; or

are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Related Persons, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to being acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, for all purposes of this Agreement, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person, together with all Related Persons, would be deemed to Beneficially Own hereunder. The number of Common Shares not actually issued and outstanding that such Person, together with all Related Persons of such Person, is otherwise deemed to Beneficially Own for purposes of this Agreement shall be deemed to be issued and outstanding for the purpose of computing the percentage of the outstanding number of Common Shares owned by such Person, together with all Related Persons of such Person, but shall not be deemed to be issued and outstanding for the purpose of computing the percentage of outstanding Common Shares owned by any other Person.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1(f)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

Notwithstanding any of the foregoing, no Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Related Persons would otherwise be deemed to “Beneficially Own” pursuant to this Section 1(f) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Related Persons) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.

“Board” shall have the meaning set forth in the recitals to this Agreement and also includes any duly authorized committee thereof.

“Book Entry” shall mean an uncertificated book entry for any Common Share or Preferred Share.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Bylaws” shall mean the Company’s Amended and Restated By-laws, as in effect on the date hereof, and as such may be amended, modified or restated from time to time.

“Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

“Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

“Common Shares” shall mean the shares of common stock, par value $0.001 per share, of the Company or any other shares of capital stock of the Company into which such shares shall be reclassified or exchanged, except that “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management of such Person.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Company” shall have the meaning set forth in the preamble hereto, except as otherwise provided in Section 13(a) hereof.

“Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares of the Company and is with respect to (i) a share exchange, one-step merger, tender offer and second-step merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company, or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

“Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such interest conveys any voting rights in such security, (ii) such interest is required to be, or is capable of being, settled through delivery of such security or (iii) transactions hedging the economic effect of such interest.

“Distribution Date” shall mean the Close of Business on the earlier to occur of (i) the tenth (10th) Business Day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) after the Shares Acquisition Date (or, if the tenth (10th) Business Day after the Shares Acquisition Date occurs before the Record Date, then the Close of Business on the Record Date), or (ii) the tenth (10th) Business Day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), following the first public announcement by the Company of the adoption of this Agreement, a tender or exchange offer, the successful consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person, irrespective of whether any shares are actually purchased or exchanged pursuant to such offer; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. The Board may, if deferral is allowed in clause (i) or (ii) of the preceding sentence, defer the date set forth in such clause, as applicable, to a specified later date or an unspecified later date to be determined by a subsequent action or event.

“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Property” shall have the meaning set forth in Section 24(f) hereof.

“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

“Exchange Recipients” shall have the meaning set forth in Section 24(f) hereof.

“Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee stock ownership plan, employee benefit plan or other compensation program or arrangement of the Company or of any of its Subsidiaries, or any Person holding Common Shares for or pursuant to the terms of any such plan, program or arrangement or for the purpose of funding any such plan, program or arrangement, and (iv) any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, program or arrangement during the time such Person acts in such capacity.

“Exemption Date” shall have the meaning set forth in Section 23(c)(vi) hereof.

“Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

“Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

“General Rules and Regulations” shall mean Part 240, Subpart A — Rules and Regulations under the Securities Exchange Act of 1934, as amended.

“Grandfathered Person” shall mean any Person who or which, together with all Related Persons of such Person, would, as of the time immediately prior to the first public announcement by the Company of the adoption of this Agreement, be deemed an “Acquiring Person;” provided, however, that such Person, together with all Related Persons, shall cease to be a Grandfathered Person and shall become an Acquiring Person if, following the first public announcement by the Company of the adoption of this Agreement, such Person, together with all Related Persons, shall acquire, without the prior approval of the Board, Beneficial Ownership of any additional Common Shares (other than as a result of (i) the acquisition of Common Shares on the date of such announcement pursuant to orders placed prior to such announcement, (ii) a stock dividend, stock split, reverse stock split, subdivision or similar transaction effected by the Company in which all registered holders of Common Shares are treated substantially equally, (iii) the grant or issuance by the Company to its directors, officers and/or employees of options, warrants, rights or similar interests to acquire Common Shares by the Company pursuant to any employee benefit, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, (iv) the grant or issuance by the Company to its directors, officers and/or employees of restricted Common Shares or restricted stock units pursuant to a restricted stock or other compensation plan or arrangement adopted by the Board and/or the subsequent vesting of such shares or stock units, or (v) the acquisition of Common Shares directly from the Company) while such Person (together with all Related Persons) is the Beneficial Owner of twenty percent (20%) or more of the Common Shares then outstanding.

“Independent Board Members” shall mean those members of the Board that have been determined by the Board to be independent in accordance with Nasdaq Marketplace Rule 5605(a)(2).

“Nasdaq” shall mean The Nasdaq Stock Market.

“NYSE” shall mean the New York Stock Exchange.

“Original Rights” shall have the meaning set forth in Section 1(f)(ii) hereof.

“Outside Meeting Date” shall have the meaning set forth in Section 23(c)(vi) hereof.

“Ownership Statements” shall have the meaning set forth in Section 3(a) hereof.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preferred Shares” shall mean shares of Series C Junior Participating Preferred Stock, par value $0.50 per share, of the Company having the relative rights, preferences and limitations set forth in the form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.

“Principal Party” shall have the meaning set forth in Section 13(b) hereof.

“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

“Qualifying Offer” shall mean an offer determined by a majority of the Independent Board Members to have each of the following characteristics:

a fully financed, all cash tender offer for all of the outstanding Common Shares, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per share consideration;

an offer that has commenced within the meaning of Rule 14d–2(a) under the Exchange Act;

an offer whose per share offer price and consideration represent a reasonable premium over the highest reported per share market price of the Common Shares in the immediately preceding twenty-four (24) months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the date on which the Qualifying Offer is commenced;

an offer that, within twenty (20) Business Days after the commencement date of such offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair, from a financial standpoint, to the stockholders of the Company (other than the Acquiring Person and its Affiliates);

an offer that is subject to only the minimum tender condition described below in Section 1(pp)(viii) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any Person being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(c), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Demand in accordance with Section 23(c), for at least ten (10) Business Days following such ninety (90) Business Day period;

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(pp)(vi), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d–2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1(pp)(vi) and this Section 1(pp)(vii), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such Section 1(pp)(vi) and this Section 1(pp)(vii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice given by the Company to the Rights Agent) in compliance with Rule 14e–1 under the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms hereof);

if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that they have completed such due diligence review to their satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Principal Executive Officer and Principal Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

if the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States entity, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or the Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) such issuer of such common stock has no other class of voting stock or other voting securities, and (E) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer and is reasonably satisfactory to the Board. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(c) shall no longer be applicable to such offer, provided that an Exemption Date shall not have already occurred with respect to such Qualifying Offer pursuant to Section 23(c).

“Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c)(i) hereof.

“Record Date” shall have the meaning set forth in the recitals hereto.

“Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

“Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

“Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

“Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person.

“Restated Certificate of Incorporation” shall mean the Company’s Certificate of Incorporation, as such may be amended, modified or restated from time to time.

“Right” shall have the meaning set forth in the recitals to this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble of this Agreement, except as otherwise provided in Section 19 and Section 21 hereof.

“Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency or instrumentality of the United States government.

“Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Section 13 Event” shall mean any event described in Section 13(a)(i), Section 13(a)(ii) or Section 13(a)(iii) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report or an amendment thereto with the SEC pursuant to the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person; provided, however, that if a Person is determined by the Board, in its sole discretion, not to have become an Acquiring Person pursuant to Section 1(a)(ii), then no Shares Acquisition Date shall be deemed to have occurred.

“Special Meeting” shall have the meaning set forth in Section 23(c)(i) hereof.

“Special Meeting Demand” shall have the meaning set forth in Section 23(c)(i) hereof.

“Special Meeting Period” shall have the meaning set forth in Section 23(c)(iii) hereof.

“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Subsidiary” shall mean, with reference to any Person, any corporation or other Person of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect at least a majority of the directors (or other Persons performing similar functions) of such corporation or other Person is beneficially owned, directly or indirectly, by such first mentioned Person, or otherwise controlled by such first mentioned Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

“Trading Day” shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or the Nasdaq and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business.

“Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

Appointment of the Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and not implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-rights agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Issuance of Rights Certificates.

Until the Distribution Date (i) the Rights will be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for Rights) or by the Book Entry Common Shares registered in the name of the holders, evidenced by notation in accounts reflecting current ownership statements issued with respect to uncertificated Common Shares in lieu of such certificates (“Ownership Statements”) (which Book Entry Common Shares, including any Ownership Statements, shall be deemed also to be certificates for Rights) and not by separate certificates, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company shall prepare and execute, and upon the written request of the Company, the Rights Agent shall countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents will, at the expense of the Company, send), in accordance with Section 26 hereof, to each record holder of the

Common Shares as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Related Person of an Acquiring Person), one or more rights certificates, in substantially the form of Exhibit B attached hereto (the “Rights Certificates”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

As promptly as practicable following the Record Date, the Company shall make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to each record holder of Common Shares as of the Close of Business on the Record Date who may so request from the Company (in accordance with Section 26 hereof) a copy from time to time prior to the Expiration Date. With respect to Common Shares outstanding as of the Record Date, or issued subsequent to the Record Date, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with such Common Shares will be evidenced by the certificate or Book Entry Common Shares registered in the names of the holders thereof, in each case together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate or the transfer of any Book Entry Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares evidenced thereby.

Rights shall without any further action, be issued in respect of all Common Shares that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of Common Shares issued after the Distribution Date. Certificates and Book Entry Common Shares evidencing such Common Shares shall have printed or otherwise affixed to them a legend in substantially the following form:

“This [certificate/statement] also evidences and entitles the registered holder hereof to certain Rights as set forth in the Rights Agreement between BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), and Worldwide Stock Transfer, LLC, as rights agent (or any successor rights agent) (the “Rights Agent”), dated as of April 10, 2020, as the same may be amended, extended or renewed from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate/statement]. The Company will mail to the registered holder of this [certificate/statement], without charge, a copy of the Rights Agreement, as in effect on the date of mailing, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights which are issued or transferred to, which are or have been beneficially owned by an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement) or any purported subsequent holder of such Rights will become null and void and will no longer be transferable. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

With respect to any Book Entry Common Share, such legend shall be included in the Ownership Statement in respect of such Common Share or in a notice to the record holder of such Common Share in accordance with applicable law. With respect to such certificates or Ownership Statements containing the foregoing legend, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Shares evidenced by such certificates or Book Entry Common Shares shall be evidenced by such certificates or such Book Entry Common Shares (including any Ownership Statements) alone and the surrender for transfer of any certificate or transfer of any Book Entry Common Share shall also constitute the transfer of the Rights associated with the Common Shares evidenced thereby. Notwithstanding this Section 3(c) or anything to the contrary that may be contained elsewhere in this Agreement, neither the failure to print the foregoing legend on any certificates representing Common Shares or any defect that may be contained in the legend that is so printed, nor the failure to provide the notice thereof to the holder of any Book Entry Shares, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. In the event the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Shares that are no longer outstanding. In the event that any Common Shares are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

After the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, if new certificate(s) representing Common Shares are issued in connection with the transfer, split-up, combination or exchange of certificate(s) representing Common Shares or if new certificate(s) representing Common Shares are issued to replace any certificate(s) that have been mutilated, destroyed, lost, or stolen, then such new certificate(s) shall bear a legend in substantially the form of the foregoing.

Form of Rights Certificates.

The Rights Certificates (and the forms of election to purchase and of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any national securities exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the registered holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities, cash or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided in this Agreement.

Any Rights Certificate issued pursuant hereto that represents Rights beneficially owned by: (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, or (B) a transfer which the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible, and only if the Company has provided specific written instructions to the Rights Agent) a legend in substantially the following form:

“The Rights evidenced by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement by and between BioSpecifics Technologies Corp., a Delaware corporation, and Worldwide Stock Transfer, LLC, as Rights Agent (or any successor rights agent), dated as of April 10, 2020, as the same may be amended, extended or renewed from time to time (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights evidenced hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement and may no longer be transferable.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Notwithstanding this Section 4(b) or anything to the contrary that may be contained elsewhere in this Agreement, the omission of the foregoing legend or any legend substantially similar thereto shall not affect the enforceability of any part of this Agreement or the rights of any registered holder of Rights Certificates.

Countersignature and Registration.

The Rights Certificates shall be duly executed on behalf of the Company by its Chairman of the Board and Principal Executive Officer, or any Vice President and the Principal Financial Officer, or the Secretary or an Assistant Secretary, either manually or by facsimile or portable document format signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile or portable document format signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information and documents referred to in Section 3(a), the Rights Agent will keep, or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Transfer, Split-Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, or evidencing Rights that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split-up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificate or Rights Certificates to be transferred, split-up, combined, or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed and with all signatures guaranteed and any other such documentation that the Rights Agent shall reasonably request, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have: (i) properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate; (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent shall reasonably request; and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from a registered holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a holder of a Rights Certificate under any Section of this Agreement which requires the payment by such holder of a Rights Certificate of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Exercise of Rights; Purchase Price; Expiration Date of Rights.

Subject to Section 7(e) hereof or as otherwise provided in this Agreement, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on April 9, 2023 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), and (iii) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii), and (iii) being herein referred to as the “Expiration Date”). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

The purchase price for each one one-thousandth of a Preferred Share pursuant to the exercise of a Right initially shall be $375.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with Section 7(c) hereof (such purchase price, as so adjusted, the “Purchase Price”).

Upon receipt of a Rights Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price (as such amount may be adjusted as provided herein) per one one-thousandth of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if, subject to Section 14 hereof, the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent of depositary receipts evidencing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, subject to Section 7(f) below, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) if necessary to comply with this Agreement, after receipt thereof, subject to Section 7(f) below, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 6 and Section 14 hereof.

Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Related Person thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Related Person thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or Related Persons thereof) or former Beneficial Owner (or Related Persons thereof) of the Rights represented by the Rights Certificate as the Company or the Rights Agent shall reasonably request.

Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Reservation and Availability of Capital Stock.

The Company covenants and agrees that at all times prior to the Expiration Date it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities as may be issuable upon exercise of the Rights and/or out of its securities held in treasury, as the case may be), the number of Preferred Shares (and, following the occurrence of a Triggering Event, to the extent reasonably practicable, Common Shares or other securities, as the case may be) that, as provided in this Agreement, including, but not limited to, Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all of the outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of Preferred Shares (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on a quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable through the Expiration Date, all shares reserved for such issuance to be listed on such exchange or quoted on such quotation system, as the case may be, upon official notice of issuance upon such exercise.

The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a) hereof, a registration statement on an appropriate form under the Act, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) calendar days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension is still in effect). In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company similarly may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares or other securities, as the case may be) delivered upon exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates, entries in the book entry account system of the transfer agent, or depositary receipts for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates or depositary receipts or entries in the book entry account system of the transfer agent to a Person other than, or the issuance or delivery of a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) in a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts or entries in the book entry account system of the transfer agent for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s or to the Rights Agent’s satisfaction that no such tax or charge is due.

Preferred Shares Record Date. Each Person in whose name any certificate or entry in the book entry account system of the transfer agent for a number of one one-thousandths of a Preferred Share (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash, or other assets as the case may be) evidenced thereby on, and such certificate or entry shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and governmental charges) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash or other assets, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the Preferred Shares (or, following the occurrence of a Triggering Event, Common Shares or other securities, cash, or other assets as the case may be) transfer books of the Company are open and, provided, further, that if delivery of the Preferred Shares is delayed pursuant to Section 9(c), when such Preferred Shares first become deliverable. Prior to the exercise of the Rights evidenced thereby, the registered holder of a Rights Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Adjustment of Purchase Price, Number and Kind of Shares, or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

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In the event the Company shall at any time after the first public announcement by the Company of the adoption of this Agreement (A) declare or pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation, or reclassification, and the number and kind of Preferred Shares or fractions thereof (or other capital stock, as the case may be), issuable on such date, shall be proportionately adjusted so that the registered holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares or fractions thereof (or other capital stock, as the case may be), which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the Preferred Share (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

In the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that, upon expiration of the Redemption Period and subject to Section 23 hereof, each registered holder of a Right (except as provided below in Section 11(a)(iii) and in Sections 7(e), 13 and 24 hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the then number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

In the event that (A) the number of Common Shares authorized by the Restated Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (B) the Board otherwise shall determine to do so in its sole discretion, the Company, acting by resolution of the Board, shall (1) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (2) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (u) cash, (v) a reduction in the Purchase Price, (w) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as Common Shares (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that, if, under the circumstances set forth in clause (A) above, the Company shall not have made adequate provision to deliver value pursuant to clause (2) above within thirty (30) calendar days following the later of (I) the first occurrence of a Section 11(a)(ii) Event and (II) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (I) and (II) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of the Current Value over the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) calendar day period set forth above may be extended to the extent necessary, but not more than ninety (90) calendar days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) calendar day period, as it may be extended, is herein called the “Substitution Period”). To the extent that action is to be taken pursuant to the first or third sentences of this Section 11(a)(iii), the Company shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and the Company may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per Common Share on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per Common Share on such date.

In case the Company shall fix a record date for the issuance of rights, options, or warrants to all registered holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the Current Market Price per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional

Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

In case the Company shall fix a record date for a distribution to all registered holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per Preferred Share on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants applicable to a Preferred Share, and the denominator of which shall be such Current Market Price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

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For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily Closing Prices per Common Share for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per Common Share on any date shall be deemed to be the average of the daily Closing Prices per Common Share for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per Common Share is determined during a period following the announcement by the issuer of such Common Share of (A) a dividend or distribution on such Common Shares payable in Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The Closing Price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Common Shares are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Shares are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If on any such date the Common Shares are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Common Shares, the “Current Market Price” per Common Share shall mean the fair value per share on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights.

For the purpose of any computation hereunder, the “Current Market Price” per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i) hereof (other than the penultimate sentence thereof). If the Current Market Price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed, admitted to trading, or quoted in a manner described in Section 11(d)(i) hereof, the Current Market Price per Preferred Share shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the first public announcement by the Company of the adoption of this Agreement) multiplied by the Current Market Price per Common Share. If neither the Common Shares nor the Preferred Shares are publicly held or listed, admitted to trading, or quoted, the “Current Market Price” per Preferred Share shall mean the fair value per share as determined in good faith by a majority of the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the Current Market Price of one one-thousandth of a Preferred Share shall be equal to the Current Market Price of one Preferred Share divided by 1,000.

Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be.

If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the registered holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right pursuant to Section 11(h) hereof. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement, and notify the Rights Agent in writing, of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share that were expressed in the initial Rights Certificates issued hereunder.

Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-thousandths of a Preferred Share at such adjusted Purchase Price.

In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall notify the Rights Agent in writing of any such election) until the occurrence of such event the issuance to the registered holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares,

(iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to registered holders of its Preferred Shares shall not be taxable to such stockholders or shall reduce the taxes payable by such holders.

The Company covenants and agrees that in the event that a Section 11(a)(ii) Event occurs and the Rights shall then be outstanding, it shall not, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or otherwise transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions, rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

The Company covenants and agrees that after the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), it will not, except as permitted by Section 23, Section 24, or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, (iii) combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is a continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 22 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow or Earning Power.

In the event that, at any time on or following the Shares Acquisition Date, directly or indirectly,

the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger;

any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof);

then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (A) each registered holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Shares for which a Right is then exercisable in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any liens, encumbrances, rights of first refusal, transfer restrictions, preemptive rights or other adverse claims of any nature whatsoever, as shall be equal to the result obtained by (1) multiplying the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event, and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per Common Share of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; provided, however, that upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price, such cash, shares, rights, options warrants and other property which such holder would have been entitled to receive had he, she or it at the time of such transaction, owned the Common Shares of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants, options and other property; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect with respect to events occurring at any time following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

“Principal Party” shall mean:

in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii) hereof, the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which Common Shares of the Company are converted, changed, or exchanged in such merger or consolidation or, if there is more than one such issuer, the issuer of Common Shares of such issuer that has the highest aggregate current market price (determined pursuant to Section 11(d) hereof) and if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Shares of such Person of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

in the case of any transaction described in Section 13(a)(iii) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or if the Person receiving the largest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate value of shares outstanding (as determined pursuant to Section 11(d) hereof); provided, however, that in any such case, (A) if the Common Shares of such Person (who, but for this proviso, would be the Principal Party) are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

The Company shall not consummate a Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved or that are held in treasury for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party, as soon as practicable after the execution of such agreement, will:

prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including, but not limited to, the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

deliver to registered holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction will have, a provision in any of its authorized securities or in its certificate of incorporation or bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, of Common Shares of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax, or similar provisions in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived, or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

Fractional Rights and Fractional Shares.

The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market price of a whole Right. For purposes of this Section 14(a), the current market price of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The Closing Price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date the Rights are not publicly held and are not so listed, admitted to trading, or quoted, and no market maker is making a market in the Rights, the current market value of a Right shall mean the fair value of a Right on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and delivered to the holders of the Rights and shall be binding and conclusive for all purposes.

The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates or make any entries in the book entry account system of the transfer agent that evidence fractional

Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market price of one one-thousandth of a Preferred Share shall be one one-thousandth of the Closing Price of a Preferred Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates or make Book Entry Common Share notations that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the Closing Price of one Common Share or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

The registered holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Shares); and any registered holder of any Rights Certificate (and, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the registered holders of Rights, it is specifically acknowledged that the registered holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Agreement of Rights Holders. Every registered holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other registered holder of a Right that:

prior to the Distribution Date, the Rights shall be evidenced by Book Entry Common Shares (which Book Entry Common Shares shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares also constitute certificates for Rights) and each Right will be transferable only in connection with the transfer of Common Shares;

after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, a Common Share certificate or Book Entry Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the Common Share certificate or Ownership Statement or other notices provided to holders of Book Entry Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Rights Certificate Holder Not Deemed a Stockholder. No registered holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the registered holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise of the Rights evidenced thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the registered holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Concerning the Rights Agent.

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

The Company also agrees to indemnify the Rights Agent and its Affiliates and their respective employees, officers, and directors for, and to hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of the Rights Agent’s gross negligence, bad faith or willful misconduct, as is determined by a final non-appealable judgment of a court of competent jurisdiction) will be limited to the amount of fees paid by the Company to the Rights Agent.

The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Shares, Preferred Shares or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to have been signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 18, Section 20 and Section 29 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

Merger or Consolidation or Change of Name of the Rights Agent.

Any Person into which the Rights Agent or any successor rights agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor rights agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor rights agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor rights agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor rights agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor rights agent may adopt the countersignature of an authorized signatory of a predecessor rights agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of any successor rights agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor rights agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature of an authorized signatory under the Rights Agent’s prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of the Rights Agent may countersign such Rights Certificates either in the prior name of the Rights Agent or in the changed name of the Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Duties of the Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the registered holders of Rights Certificates, by their acceptance thereof, shall be bound:

The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or Affiliate or Associate thereof, and the determination of Current Market Price) be proved or established by the Company prior to the Rights Agent taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be any one of the Principal Executive Officer (including a Person acting in such capacity on an interim basis), , the Principal Financial Officer, any Executive Vice President, any Senior Vice President, the General Counsel, or the Corporate Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken or suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

The Rights Agent shall not be assumed to have knowledge of and shall not be required to take note of or act upon any fact or circumstance including the occurrence of facts or circumstances leading to the Shares Acquisition Date or the Distribution Date, facts or circumstances relating to whether any Person may be an Affiliate or an Associate of any other Person, facts or circumstances relevant to an adjustment to the Purchase Price, facts or circumstances relevant to events described in Section 13, Section 23 and Section 24, which may be relevant to performance by the Rights Agent under this Agreement unless the Company has provided written notice thereof to the Rights Agent; and the Company agrees that it will (i) promptly notify the Rights Agent in writing of the occurrence of the Shares Acquisition Date (including the identity of the Acquiring Person and the date on which the Shares Acquisition Date occurred), the Distribution Date, the Redemption Date, and of any events described in Section 13, and (ii) promptly provide the Rights Agent with such other information as the Rights Agent may reasonably request in connection with the performance of its duties under this Agreement.

Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential damage or loss of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates and it shall not be required to verify the same (except as to a countersignature by one of its authorized signatories on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except a countersignature by one of its authorized signatories on any such Rights Certificate); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Section 11, Section 13, Section 23 or Section 24 hereof or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate describing any such adjustment, delivered pursuant to Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Principal Executive Officer, the Principal Financial Officer, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to take any instruction of the Company that the Rights Agent believes, in its sole discretion, would cause the Rights Agent to take action that is illegal.

The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, Affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect, or misconduct, absent gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) of the Rights Agent in the selection and continued employment thereof.

No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or duly executed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of Common Shares for interest or earnings on any monies held by the Rights Agent pursuant to this Agreement.

The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

Change of the Rights Agent. The Rights Agent or any successor rights agent may resign and be discharged from its duties under this Agreement upon thirty (30) calendar days’ prior written notice given to the Company (or such lesser notice as is acceptable to the Company in its sole discretion) in accordance with Section 26 hereof, and to the extent that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor rights agent upon thirty (30) calendar days’ notice given to the Rights Agent or successor rights agent, as the case may be, in accordance with Section 26 hereof, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 of this Agreement. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after giving proper notice of such removal or after it has been properly notified of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new rights agent. Any successor rights agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any State thereof, in good standing, which is authorized under such laws to exercise stockholder service powers and which has, along with its Affiliates, at the time of its appointment as rights agent a combined capital and surplus of at least $50,000,000.00 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor rights agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as rights agent without further act or deed; but the predecessor rights agent shall deliver and transfer to the successor rights agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose, but such predecessor rights agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing; and, except as the context herein otherwise requires, such successor rights agent shall be deemed to be the “Rights Agent” for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor rights agent and each transfer agent of the Common Shares and the Preferred Shares, and, if such appointment occurs after the Distribution Date, the Company shall give notice thereof to the registered holders of the Rights Certificates in accordance with Section 26 hereof. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor rights agent, as the case may be.

Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the redemption of the Rights, the exchange of the Rights, and the Final Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates evidencing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Redemption and Termination; Exemption of a Qualifying Offer.

The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Shares Acquisition Date (or, if the tenth (10th) Business Day following the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date (the “Redemption Period”), direct the Company to, and if directed the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the first public announcement by the Company of the adoption of this Agreement (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until the expiration of the Redemption Period. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the Current Market Price of the Common Shares at the time of redemption) or any other form of consideration determined by the Board, in the exercise of its sole discretion, to be at least equal to the Redemption Price.

Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board in the action ordering such redemption (although not earlier than the time of such action), evidence of which shall be filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights shall terminate, whether or not previously exercised, and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Notwithstanding anything in this Section 23 to the contrary, the redemption of the Rights as directed by the Board may be made effective at such time, on such basis and subject to such conditions as the Board, in its sole discretion, may establish.

Exempting a Qualifying Offer from this Agreement.

In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer, for the purpose of voting on whether to exempt such Qualifying Offer from the terms of this Agreement, provided that such Qualifying Offer has not been terminated and continues to be a Qualifying Offer, holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Shares then outstanding (excluding Common Shares Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of such Qualifying Offer a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the exemption of such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”).

A Special Meeting Demand shall be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Shares which are owned of record by each of such stockholders, and (z) in the case of the Common Shares that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement, within the meaning of Rule 14d-2(a) under the Exchange Act, of a Qualifying Offer.

In the event that the Board receives a Special Meeting Demand complying with the provisions of this Section 23(c), the Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at a Special Meeting by including a proposal relating to the adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting. Such Special Meeting shall be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement conditioned on the approval by holders of a majority of the outstanding Common Shares, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement.

The Board shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting in accordance with the Company’s Restated Certificate of Incorporation, Bylaws and applicable law.

Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. Notwithstanding anything to the contrary contained in this Agreement, if the Board determines that it is in the best interests of stockholders to seek an alternative transaction so as to obtain greater value for stockholders than that provided by any Qualifying Offer, the Company shall be entitled to include information relating to such alternative transaction in the proxy soliciting material prepared by it in connection with the Special Meeting.

In the event that the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (B) if, at the Special Meeting at which a quorum is present, a majority of the Common Shares outstanding and entitled to vote as of the record date for the Special Meeting selected by the Board, not giving effect to any affirmative votes cast by the offeror or any of its Affiliates or Associates, shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”).

Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement.

Nothing in this Section 23(c) shall be construed as limiting or prohibiting the Company or any offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company or such offeror; provided, however, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding-up, business combination, transaction or action.

Exchange of Rights.

The Board may, at its option, at any time after any Person becomes an Acquiring Person, authorize and direct the Company to, and if directed the Company shall, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the first public announcement by the Company of the adoption of this Agreement (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the Board shall not be empowered to direct the Company to effect such exchange at any time after any Person (other than an Exempt Person), together with all Related Persons of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.

Immediately upon the action of the Board directing the Company to exchange any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a registered holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall give notice of any such exchange to all of the registered holders of such Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each registered holder of Rights.

In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares) for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or Equivalent Preferred Shares) for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the first public announcement by the Company of the adoption of this Agreement.

In the event the number of Common Shares authorized by the Restated Certificate of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, substitute to the extent of such insufficiency for each Common Share that would otherwise be issuable upon exchange of a Right, cash, debt securities of the Company, other assets, or any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights), equal to the Current Market Price per Common Share (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

The Company shall not be required to issue fractions of Common Shares or to distribute certificates or make Book Entry Common Share notations that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market price of a whole Common Share. For the purposes of this Section 24(e), the current market price of a whole Common Share shall be the Closing Price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the preceding sentence, the Board may (i) in lieu of issuing Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “Exchange Recipients,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “Exchange Property”) issue, transfer or deposit the Exchange Property to or into a trust or other entity that may hold such Exchange Property for the benefit of the Exchange Recipients (provided that such trust or other entity may not be controlled by the Company or any of its Related Persons and provided further that the trustee or similar fiduciary of the trust or other entity will attempt to distribute the Exchange Property to the Exchange Recipients as promptly as practicable), (ii) permit such trust or other entity to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in such trust or entity and (iii) impose such procedures as are necessary to verify that the Exchange Recipients are not Acquiring Persons or Related Persons of Acquiring Persons as of any time periods established by such trust or entity.

Notice of Certain Events.

In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the registered holders of Preferred Shares or to make any other distribution to the registered holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the registered holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the registered holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) calendar days prior to the record date for determining registered holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) calendar days prior to the date of the taking of such proposed action or the date of participation therein by the registered holders of the Preferred Shares, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Company’s Restated Certificate of Incorporation; provided, further, that no such notice shall be required pursuant to this Section 25, if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent, and, to the extent feasible, each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to registered holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.

Notwithstanding anything to the contrary that may be contained in this Section 25 or elsewhere in this Agreement, the failure to give, or any defect in, any notice required to be given pursuant to this Section 25 shall not affect the legality or validity of the transaction or event to which the notice requirement was applicable.

In case any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to the holders of Rights under Section 13(a) hereof.

Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

BioSpecifics Technologies Corp.

35 Wilbur Street

Lynbrook, NY 11563

Attention: General Counsel

with copies (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP

One Federal St.

Boston, MA 02110-1726

Attention: Carl A. Valenstein

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company, or by the registered holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by (i) first-class mail, postage prepaid, (ii) a recognized national overnight delivery service, prepaid, or (iii) courier or messenger service, in each case addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Worldwide Stock Transfer, LLC

One University Plaza

Suite 505

Hackensack, NJ 07601

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Rights Certificate or, if prior to the Distribution Date, to the registered holder of the Common Shares shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, if prior to the Distribution Date, as shown on the registry books of the transfer agent for the Common Shares.

Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity contained herein, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions contained herein, (c) shorten or lengthen any time period hereunder, or (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Any such supplement or amendment shall be evidenced by a writing executed by the Company and the Rights Agent. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an authorized officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that the Rights Agent shall not be obligated to enter into any supplement or amendment that adversely affects the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of the Common Shares.

Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Determinations and Actions by the Board. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the

Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or supplement this Agreement and whether any proposed amendment adversely affects the interests of the holders of Right Certificates). For all purposes of this Agreement, any calculation of the number of Common Shares or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the registered holders of the Rights and all other parties, and (y) not subject the Board, or any member thereof, to any liability to the registered holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such jurisdiction applicable to contracts made and to be performed entirely within such jurisdiction; provided, however, that all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Counterparts; Facsimiles and PDFs. This Agreement and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Agreement executed or transmitted electronically (including by facsimile and a portable document format signature) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic execution or transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for its carrying out or performing the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BIOSPECIFICS TECHNOLOGIES CORP.

By:	/s/ Carl A. Valenstein
Name:	Carl A. Valenstein
Title:	Corporate Secretary

WORLDWIDE STOCK TRANSFER, LLC, AS RIGHTS AGENT

By:	/s/ Jonathan Gellis
Name:	Jonathan Gellis
Title:	President

[SIGNATURE PAGE TO RIGHTS AGREEMENT]

EXHIBIT A

CERTIFICATE OF DESIGNATION

OF

SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

OF

BIOSPECIFICS TECHNOLOGIES CORP.

(Pursuant to Section 151 of the Delaware General Corporation Law)

BioSpecifics Technologies Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article FOURTH of the Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on April 10, 2020, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series C Junior Participating Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series C Junior Participating Preferred Stock are as follows:

Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock” (the “Series C Preferred Stock”) and the number of shares constituting the Series C Preferred Stock shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, however, that no decrease shall reduce the number of shares of the Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series C Preferred Stock; provided, further, that if more than a total 10,000 shares of Series C Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement, dated as of April 10, 2020, and as supplemented, restated or amended from time to time, by and between the Corporation and Worldwide Stock Transfer, LLC, as rights agent (the “Rights Agreement”), the Board, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series C Preferred Stock authorized to be issued to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

Dividends and Distributions.

Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series C Preferred Stock with respect to dividends, the holders of shares of the Series C Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series C Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly

Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series C Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series C Preferred Stock payable in shares of Series C Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series C Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series C Preferred Stock) into a greater or lesser number of shares of Series C Preferred Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series C Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series C Preferred Stock outstanding immediately after such event.

The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series C Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series C Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) calendar days prior to the date fixed for the payment thereof.

Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Certificate of Incorporation or required by law, each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series C Preferred Stock payable in shares of Series C Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series C Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series C Preferred Stock) into a greater or lesser number of shares of Series C Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series C Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series C Preferred Stock outstanding immediately after such event.

Except as otherwise provided herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

•

If at any time dividends on any Series C Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, then and in such event the holders of the Series C Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two (2) members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two (2). Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series C Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within forty-five (45) calendar days of the occurrence of such arrearage.

During any period when the holders of Series C Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two (2) Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two (2), and the holders of Series C Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series C Preferred Stock entitled to vote in an election of such Director.

If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series C Preferred Stock shall be entitled to elect two (2) Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series C Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within forty-five (45) calendar days of the occurrence of such vacancy.

At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series C Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two (2), the rights of the holders of the shares of the Series C Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time in the case of any such future dividend default or defaults upon the same terms and conditions, and the holders of shares of the Series C Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

Except as set forth herein, or as otherwise provided by law, the holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Certain Restrictions.

Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that, the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock or rights, warrants or options to acquire such junior stock; or

redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Liquidation, Dissolution or Winding Up. o Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that, the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series C Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series C Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series C Preferred Stock payable in shares of Series C Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series C Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series C Preferred Stock) into a greater or lesser number of shares of Series C Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series C Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series C Preferred Stock outstanding immediately after such event.

Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series C Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series C Preferred Stock payable in shares of Series C Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series C Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series C Preferred Stock) into a greater or lesser number of shares of Series C Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series C Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series C Preferred Stock outstanding immediately after such event.

No Redemption. The shares of Series C Preferred Stock shall not be redeemable from any holder.

Rank. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series C Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

Amendment. At such time as any shares of Series C Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely, then the holders of the Series C Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series C Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

Fractional Shares. Series C Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designation on this 10th day of April, 2020.

BIOSPECIFICS TECHNOLOGIES CORP.

By:
Name:
Title:

Attest:

                                 , Secretary

EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON APRIL 9, 2023 UNLESS THE RIGHTS ARE EARLIER REDEEMED OR EXCHANGED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE, IN EACH CASE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY RELATED PERSON THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT BENEFICIAL OWNER, MAY BECOME NULL AND VOID AND NO LONGER TRANSFERABLE. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY OR ON BEHALF OF A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

RIGHTS CERTIFICATE

BIOSPECIFICS TECHNOLOGIES CORP.

This certifies that                 , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 10, 2020, and as supplemented, restated or amended from time to time (the “Rights Agreement”), by and between BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), and Worldwide Stock Transfer, LLC, as rights agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York City time, on April 9, 2023, unless the Rights are previously redeemed or exchanged, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series C Junior Participating Preferred Stock, par value $0.50 per share, of the Company (a “Preferred Share”), at a purchase price of $375.00 in cash per one one-thousandth of a Preferred Share (such purchase price, as may be adjusted, the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related certificate duly executed. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

This Rights Certificate is subject to all of the terms, covenants, and restrictions of the Rights Agreement, which terms, covenants, and restrictions are hereby incorporated herein by reference and made a part hereof and

[1]	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent and are also available upon written request to the Rights Agent.

In certain circumstances described in the Rights Agreement, the Rights evidenced thereby may entitle the registered holder thereof to purchase capital stock of an entity other than the Company or receive capital stock, cash, or other assets of an entity other than the Company, all as provided in the Rights Agreement. Upon the occurrence (whether prior to, on or after the date of this Rights Certificate) of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or of any such Related Person thereof who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or prior to such transfer, became an Acquiring Person, or a Related Person of an Acquiring Person, such Rights shall become null and void and will no longer be transferable and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price, and the number of one one-thousandths of a Preferred Share or other securities issuable upon exercise of a Right and the number of Rights outstanding are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, with the Form of Election and Certificate set forth on the reverse side properly completed and duly executed, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right, payable in cash, or other securities or property of the Company, as determined by the Board of Directors of the Company, in the exercise of its sole discretion, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by the Board pursuant to clause (i) of the first sentence of Section 3(a) of the Rights Agreement with respect to the Distribution Date) following the Shares Acquisition Date (or, if the Shares Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date), and (ii) the Final Expiration Date. The redemption of the Rights may be made effective at such time, on such basis, and subject to such conditions as the Board of Directors in its sole discretion may establish.

In addition, subject to the provisions of the Rights Agreement, under certain circumstances following the occurrence of a Section 11(a)(ii) Event, but before any person acquires beneficial ownership of fifty percent (50%) or more of the Common Shares (as such term is defined in the Rights Agreement), the then outstanding and exercisable Rights (which shall not include Rights held by the Acquiring Person that shall have become null and void and nontransferable pursuant to the provisions of the Rights Agreement) may be exchanged, in whole or in part, for Common Shares at an exchange rate of one Common Share for each Right (subject to adjustment for certain events as provided in the Rights Agreement).

In any such exchange, the Company, at its option, may, and to the extent there are an insufficient number of authorized Common Shares not reserved for any other purpose to exchange for all of the outstanding Rights, shall, substitute Preferred Shares or other securities of the Company for some or all of the Common Shares exchangeable for Rights such that the aggregate value received by a holder of Rights in exchange for each Right is substantially the same value as one Common Share. The exchange of the Rights by the Company may be made effective at such time, on such basis, and subject to such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board of Directors of the Company authorizing any such redemption or exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such redemption or exchange) will terminate and the Rights will only enable holders to receive the redemption price without any interest thereon or the shares issuable upon such exchange, as applicable.

No fractional Preferred Shares or fractional shares of other securities will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as may otherwise be provided in the Rights Agreement), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, unless and until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature or portable document format of the proper officers of the Company.

Dated as of                 , 20    .

BIOSPECIFICS TECHNOLOGIES CORP.

By:
Name:
Title:

By:
Name:
Title:

Countersigned:

WORLDWIDE STOCK TRANSFER, LLC, as Rights Agent

By:
Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                                   hereby sells, assigns and transfers unto

(Please print name and address of transferee)

(Please spell out and include in numerals the

number of Rights being transferred by this Agreement)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                  Attorney, to transfer the number of Rights indicated on the books of the within named Company, with full power of substitution.

Dated as of:                  , 20

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated as of:                  , 20

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Form of Reverse Side of Rights Certificate – Continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To:    BIOSPECIFICS TECHNOLOGIES CORP.

The undersigned hereby irrevocably elects to exercise                  (                ) Rights evidenced by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book entry account of:

(Please print name, address and social security,

tax identification or other identifying number.)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name, address and social security,

tax identification or other identifying number.)

Dated:                  ,

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                  ,

SIGNATURE

By:
Name:
Title:

Medallion Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

BIOSPECIFICS TECHNOLOGIES CORP.

SUMMARY OF RIGHTS

TO PURCHASE PREFERRED STOCK

On April 10, 2020, the Board of Directors (the “Board”) of BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), declared a dividend distribution of one preferred share purchase right (each, a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Shares”). The dividend was payable to holders of record as of the close of business on April 21, 2020 (the “Record Date”) and with respect to Common Shares issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date.

The following is a summary description of the Rights. This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement, dated as of April 10, 2020 (the “Rights Agreement”), by and between the Company and Worldwide Stock Transfer, LLC, as rights agent (the “Rights Agent”).

1.    Issuance of Rights

Each holder of Common Shares as of the Record Date will receive a dividend of one Right per Common Share. One Right will also be issued together with each Common Share issued by the Company after the Record Date and prior to the Distribution Date (as defined in Section 2 below), and in certain circumstances, after the Distribution Date. New certificates (or, if uncertificated, the book entry account that evidences record ownership of such shares) for Common Shares issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.

Until the Distribution Date:

•	the Rights will not be exercisable;

•

the Rights will be evidenced by the certificates for Common Shares (or, if uncertificated, by the book entry account that evidences record ownership of such shares) and not by separate rights certificates; and

•	the Rights will be transferable by, and only in connection with, the transfer of Common Shares.

Distribution Date; Exercise of Rights; Beneficial Ownership

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the Common Shares and each Right will become exercisable to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.50 per share, of the Company (each whole share, a “Preferred Share”) at a purchase price of $375.00 per one one-thousandth of a Preferred Share (such purchase price, as may be adjusted from time to time, the “Purchase Price”). This portion of a Preferred Share would give the holder thereof approximately the same dividend, voting, and liquidation rights as would one Common Share.

The “Distribution Date” is the earlier of:

•

the close of business on the tenth (10th) business day (or such later date as may be determined from time to time by action of a majority of the Board prior to the Distribution Date that would otherwise have occurred) following the first date of public announcement that any person, together with such person’s Related Persons (as defined below) (other than the Company or certain related entities), has become the beneficial owner of twenty percent (20%) or more of the then outstanding Common Shares (other than as a result of repurchases of Common Shares by the Company, certain stock option or restricted stock grants by the Company or the exercise or conversion thereof, certain inadvertent acquisitions or purchases of Common Shares directly from the Company) (such person, an “Acquiring Person”) or that discloses information which reveals the existence of an Acquiring Person; provided, however, that stockholders who beneficially own twenty percent (20%) or more of the outstanding Common Shares as of the time immediately prior to the first public announcement by the Company of the adoption of the Rights Agreement (including any Common Shares beneficial ownership of which is acquired on the date of such announcement pursuant to orders placed prior to such announcement), will not be considered an Acquiring Person unless and until such stockholder or any of its Related Persons acquires, without the prior approval of the Board, beneficial ownership of any additional Common Shares, subject to certain exceptions (such date being the “Shares Acquisition Date”); and

•

the close of business on the tenth (10th) business day (or such later date as a majority of the Board shall determine prior to the Distribution Date that would otherwise have occurred) after the date of the commencement of, or first public announcement of the intent of any person (other than the Company or certain related entities) to commence (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), a tender or exchange offer that, if successfully completed, would result in such person becoming an Acquiring Person; provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

A person will be deemed to “beneficially own” any Common Shares if such person or any Related Person:

•	is considered a “beneficial owner” of the Common Shares under Rule 13d-3 of the General Rules and Regulations under the Exchange Act;

•

has the right to acquire the Common Shares, either immediately or in the future, pursuant to any agreement, arrangement, or understanding (other than a customary underwriting agreement relating to a bona fide public offering of the Common Shares) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, except that a person will not be deemed to be a beneficial owner of (a) Common Shares tendered pursuant to a tender offer or exchange offer by or on behalf of such person or any affiliated or associated persons of such person until the tendered Common Shares are accepted for purchase or exchange, (b) securities issuable upon exercise of a Right before the occurrence of a Triggering Event (as defined in Section 5 below), or (c) securities issuable upon exercise of a Right after the occurrence of a Triggering Event if the Rights are originally issued Rights or were issued in connection with an adjustment to originally issued Rights;

•

has the right to vote or dispose of the Common Shares pursuant to any agreement, arrangement, or understanding (other than a right to vote arising from the granting of a revocable proxy or consent); or

•

has an agreement, arrangement, or understanding with another person who beneficially owns Common Shares and the agreement, arrangement, or understanding is for the purpose of acquiring, holding, voting, or disposing of any securities of the Company (other than customary underwriting agreements relating to a bona fide public offering of Common Shares or a right to vote arising from the granting of a revocable proxy or consent).

For purposes of the Rights Agreement, a “Related Person” means, as to any person, any Affiliates or Associates of such person. For purposes of the Rights Agreement, “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying Common Shares or are reportable for purposes of Regulation 13D of the Securities Exchange Act — are treated as beneficial ownership of the number of Common Shares specified in the documentation evidencing the derivative position as being subject to being acquired upon the exercise or settlement of the derivative position or as the basis upon which the value or settlement amount of such derivative position is to be calculated in whole or in part.

Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate rights certificates alone will evidence the Rights.

Expiration of Rights

The Rights will expire on the earliest of (a) 5:00 p.m., New York City time, on April 9, 2023, (b) the time at which the Rights are redeemed (as described in Section 7 below), and (c) the time at which the Rights are exchanged in full (as described in Section 8 below).

Change of Exercise of Rights Following Certain Events

The following described events are referred to as “Triggering Events.”

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, other securities, cash, or other assets of the Company) having a value equal to two times the Purchase Price. Notwithstanding the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by the Company as set forth in Section 7 below.

“Flip-Over” Events. In the event that, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation or other entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Shares of the Company are changed or exchanged, or (iii) fifty percent (50%) or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights that have previously become null and void as set forth above) shall thereafter have the right to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price.

Qualifying Offer

If the Company receives a “Qualifying Offer” (as defined in the Rights Agreement) that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described and the Board has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Rights Agreement within ninety (90) business days following the commencement of such Qualifying Offer, and if, within ninety (90) to one hundred twenty (120) business days following commencement of such Qualifying Offer, the Company receives a notice in compliance with the Rights Agreement from holders of record (or their duly authorized proxy) of at least ten percent (10%) of the Common Shares (excluding shares beneficially owned by the offeror and its Affiliates and Associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the Qualifying Offer (the “Qualifying Offer Resolution”) from the terms of the Rights Agreement, then the Board must call and hold such a special meeting (the “Special Meeting”) by the ninetieth (90th) business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the Qualifying Offer Resolution at the Special Meeting, the Company enters into an agreement conditioned on the approval by holders of a majority of the outstanding Common Shares with respect to a share exchange, one-step merger, tender offer and back-end merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board does not hold the Special Meeting by the Outside Meeting Date to vote on the exemption of the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the Outside Meeting Date. If the Board does hold a Special Meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer from the terms of the Rights Agreement, the Qualifying Offer will be deemed exempt from the Rights Agreement ten (10) business days after the votes are certified as official by the inspector of elections.

A “Qualifying Offer,” in summary terms, is an offer determined by a majority of the independent members of the Board (as such independence is determined by the Board in accordance with the listing rules of the Nasdaq) to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•

is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•

is an offer whose per share offer price and consideration represent a reasonable premium over the highest reported per share market price of the Common Shares in the immediately preceding twenty four (24) months immediately preceding the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five (5) trading days immediately preceding and the five (5) trading days immediately following the date on which the offer is commenced;

•

is an offer that, within twenty (20) business days after the commencement date of the offer (or within ten (10) business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair;

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•

is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least ninety (90) business days and, if a Special Meeting is duly requested by stockholders in accordance with the terms of the Rights Agreement, for at least ten (10) business days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) business days following receipt of the Special Meeting notice delivered in accordance with the Rights Agreement, for at least ten (10) business days following such ninety (90) business day period;

•

an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•

an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms of the Rights Agreement); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualifying Offer provision in the Rights Agreement, the Board reserves the right to reject any Qualifying Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualifying Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Redemption

At any time until ten (10) business days following the Shares Acquisition Date (as defined in Section 2 above), the Board may direct the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Shares, or other consideration deemed appropriate by the Board). Immediately upon the action of the Board directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Exchange of Rights

At any time after a person becomes an Acquiring Person, but before such person acquires beneficial ownership of fifty percent (50%) or more of the outstanding Common Shares, the Board may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which will have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may substitute Preferred Shares (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Shares at an initial rate of one one-thousandth of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per Common Share. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of Common Shares (or one one-thousandth of a Preferred Share or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

Adjustments to Prevent Dilution; Fractional Shares

The Board may adjust the Purchase Price, the number of Preferred Shares or other securities or assets issuable upon exercise of a Right, and the number of Rights outstanding to prevent dilution that may occur (a) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Shares, (b) in the event of a stock dividend on, or a subdivision or combination of, the Common Shares, (c) if holders of the Preferred Shares are granted certain rights, options, or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (d) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Preferred Shares will be issued (other than fractions that are integral multiples of one one-thousandth of a Preferred Share), and in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

No Stockholder Rights Prior to Exercise; Tax Considerations

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances then existing, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common shares of the acquiring company or in the event of the redemption of the Rights as set forth in Section 7 above.

Amendment of the Rights Agreement

The Company (by action of the Board) may supplement or amend any provision of the Rights Agreement in order to (a) cure any ambiguity, (b) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with other provisions of the Rights Agreement, (c) shorten or lengthen any time period under the Rights Agreement, or (d) make any other provisions with respect to the Rights that the Company deems necessary or desirable; provided, however, that no supplement or amendment made after the time any person becomes an Acquiring Person may adversely affect the interests of the registered holders of rights certificates (other than an Acquiring Person or any affiliates or associates of an Acquiring Person). Without limiting the foregoing, the Company may at any time before any person becomes an Acquiring Person amend the Rights Agreement to make the provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such provision.

Availability of Rights Agreement

The Company intends to file, on April 10, 2020, a copy of the Rights Agreement with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. In addition, a copy of the Rights Agreement will be available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rights Agreement, which is incorporated by reference in this summary description.

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BIOSPECIFICS TECHNOLOGIES CORP.

BioSpecifics Technologies Corp. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

By action of the Board of Directors of the Corporation (the “Board”) at a meeting held on April 10, 2020, the Board duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended to date (the “Certificate of Incorporation”) and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware at a meeting of stockholders held on June 12, 2020. The resolution setting forth the amendment is as follows:

RESOLVED: That the first sentence of Article FOURTH of the Certificate of Incorporation be and hereby is amended and restated in its entirety so that the same shall read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Fifteen Million Seven Hundred Thousand (15,700,000) shares, consisting of (i) Fifteen Million (15,000,000) shares of Common Stock, $.001 par value per share (“Common Stock”), and (ii) Seven Hundred Thousand (700,000) shares of Preferred Stock, $.50 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this      day of June, 2020.

BioSpecifics Technologies Corp.

By:
Chief Executive Officer

B-1

BIOSPECIFICS TECHNOLOGIES CORP. ATTN: Joseph Truitt

2 Righter PKWY,

Delaware Corporate Center II WILMINGTON, DE 19803

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/11/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE DURING THE MEETING—Go to www.virtualshareholdermeeting.com/ BSTC2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/11/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K

CONTROL #

SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For Withhold For All All All Except

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Class III Directors of the Company    to serve for a three-year term.

Nominees

01 Ms. Jennifer Chao 02 Dr. Mark Wegman 03 Ms. Toby Wegman

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

2    To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm for the    Company for the fiscal year ending December 31, 2020.

3    To approve, on an advisory basis, the compensation paid to our named executive officers in 2019.

4    To ratify the adoption by the Board of the Rights Agreement, dated April 10, 2020, by and between the Company    and Worldwide Stock Transfer, LLC.

5    To approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized    number of shares of common stock.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

For Against Abstain

0000000000

0 2

0000462310_1    R1.0.1.18

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES CUSIP # SEQUENCE #

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice, and Proxy Statement are available at www.proxyvote.com

BIOSPECIFICS TECHNOLOGIES CORP. Annual Meeting of Stockholders June 12, 2020 11:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Carl A. Valenstein as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOSPECIFICS TECHNOLOGIES CORP. that the stockholder(s) is/are entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 11:00 AM, EST on 6/12/2020, via live audio cast at www.virtualshareholdermeeting.com/BSTC2020 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000462310_2    R1.0.1.18